Exhibit 10.1
[Those portions of this agreement that have been omitted and filed separately with the U.S.
Securities and Exchange Commission pursuant to HealthSpring, Inc.’s application requesting confidential treatment are marked “[***]” herein.]
AMENDED & RESTATED MANAGEMENT SERVICES AGREEMENT
     THIS AMENDED & RESTATED MANAGEMENT SERVICES AGREEMENT (“MSA”), effective as of January 1, 2009 (“Effective Date”), is between Argus Health Systems, Inc., a Delaware corporation having its principal place of business at 1300 Washington Street, Kansas City, Missouri 64105-1433 (“Argus”), and HealthSpring of Tennessee, Inc., a Tennessee corporation; HealthSpring of Tennessee, Inc., a Tennessee corporation d/b/a HealthSpring of Illinois; Texas HealthSpring, LLC, a Texas limited liability company; HealthSpring Life & Health Insurance Company, Inc., a Texas insurance company; HealthSpring of Florida, Inc., a Florida corporation; and HealthSpring of Alabama, Inc., an Alabama corporation (individually and collectively referred to herein as “Customer”).
     WHEREAS, Customer either (a) provides plans or programs under which eligible members (and their qualified dependents) receive certain healthcare benefits such as prescription drugs and healthcare related products and services, or (b) has contracted to process or participates in providing services to plans or programs that offer such benefits; and
     WHEREAS, Argus has established certain databases and services that support customer obligations in connection with such plans or programs; and
     WHEREAS, Customer desires to engage Argus to provide such support.
     In consideration of the mutual promises and agreements contained in this MSA, Argus and Customer agree as follows:
1. DEFINITIONS. The capitalized terms as used in this MSA shall have the meanings stated in the body of this MSA, in Exhibit A, or in any Addendum to this MSA.
2. TERM. This MSA shall remain in full force and effect for a period of three (3) years from the Effective Date. This MSA shall automatically renew for successive one year periods unless either party provides written notice of its intent not to renew at least one hundred-eighty (180) days prior to the end of the then-current initial or renewal term.
3. EXCLUSIVITY. During the term of this MSA, Customer shall exclusively utilize Argus for the type of services which the parties have agreed Argus is to provide hereunder. Argus may provide services to other customers. The aforementioned exclusivity shall only apply to HealthSpring product lines or services currently under this Agreement. Exclusivity provisions will not apply relative to (i) the addition of new product lines, services or governmental programs that would require processes not currently in effect between the parties without prior mutual agreement of the parties, and (ii) HealthSpring of Florida, Inc. except as it relates to the provision of services in Escambia and Santa Rosa counties. Customer hereby agrees to put forth good faith
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

efforts to utilize Argus for the type of services provided hereunder that are not covered by the exclusivity provisions noted above.
4. ARGUS’ SPECIFIC PERFORMANCE OBLIGATIONS. Argus shall provide to Customer the services set forth in each Services Addendum attached hereto from the effective date of the addendum and for the remainder of the initial and any renewal terms of this MSA. Argus’ obligations set forth in each Services Addendum and in Section 14 hereto (Confidentiality) constitute Argus’ Specific Performance Obligations under this MSA.
5. INFORMATION OBTAINED THROUGH ARGUS SERVICES. Customer acknowledges and agrees that (a) information in Argus databases is derived from third party sources and is not independently developed by Argus, and Argus utilizes industry materials and the advice and resources of outside vendors and healthcare professionals to provide Argus services, (b) the usefulness of the information provided by Argus is necessarily limited by the amount of information received by Argus from Customer and others, and the thoroughness and accuracy of such information, (c) Argus’ databases do not contain all currently available information on healthcare or pharmaceutical practices, (d) Argus is not responsible for failing to include information in databases that is not specifically requested by Customer or required by this MSA, for the actions or omissions of contributors of information to Argus or for misstatements or inaccuracies in industry materials utilized by Argus, and (e) all warranty disclaimers and exclusions made by contributors of information or data to Argus shall apply to the Argus services provided hereunder.
6. SYSTEMS, DATA AND SECURITY.
     A. Access to Systems. With respect to each service Argus is to provide to Customer allowing Customer access to an Argus system or database, Argus shall provide Customer with Access Information. If Argus requires, Customer shall inform Argus of the identity of authorized users, of additions and deletions to the list of users, and of access rights of individual users and shall ensure that Access Information is not provided to users not designated to Argus. Passwords will expire periodically, which will require entry of a new password for each user on a regular interval defined by Argus. Customer shall provide at its expense, the equipment, software and communications network transmission capabilities necessary to access Argus databases and systems.
     B. Customer Data Provided for Input. If Customer is providing data to Argus, Customer shall keep the source of all such data. If any media furnished by Customer are damaged due to Argus’ equipment or performance of services, Argus will replace such media, but not the data on such media, at Argus’ expense. Argus shall not be liable for the loss of any data on Customer media, but shall be responsible for all Customer data created and maintained on the Argus systems including but not limited to prior authorization data, prescription data and step edit criteria.
     C. Internet Security. Customer acknowledges that the Internet is not a secure or reliable environment and that the ability of Argus to deliver Internet services is dependent upon the Internet and equipment, software, systems, data and services provided by various telecommunications carriers, equipment manufacturers, firewall
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

providers and encryption system developers and other vendors and third-parties. Customer acknowledges that use of the Internet in conjunction with Argus’ services entails confidentiality and other risks that may be beyond Argus’ reasonable control. Argus agrees to maintain and make available written and commercially reasonable encryption and other protocols to protect against unauthorized interception, corruption, use of or access to Proprietary Information that it receives and/or disseminates over the Internet (“Internet Protocol”). Argus may, but shall not be required to, modify the Internet Protocol from time to time to the extent it believes in good faith that such modifications will not diminish the security of Argus’ systems.
7. CUSTOMER’S PAYMENT OF ARGUS’ INVOICES. Customer acknowledges and agrees that it has carefully reviewed Exhibit C hereto and shall pay all charges and fees set forth therein for services Customer has selected as of the Effective Date and for Argus’ reasonable expenses, including without limitation those reasonable expenses set forth in Exhibit C. Notwithstanding the foregoing, the parties agree that Customer’s accounts payable and audit processes may identify incorrect charges and fees, which may result in credits to Customer as appropriate. In addition, Argus agrees to provide Customer with a Paid Claims File (“PCT”) that includes unaltered claims data as submitted by the Pharmacy, all relevant PDE fields, as agreed, and all payment fields for reconciliation of Part D claims, to accompany every invoice. Invoices that do not have accompanying data for complete payment and reconciliation by Customer Accounts Payable or its contractors will not be considered payable by Customer. For services not selected by Customer at the Effective Date but later selected by Customer (“Additional Services”), Customer shall pay Argus at the rates set forth on Exhibit C for such Additional Services or at such other rates as are reflected in a modified Exhibit C to which Argus and Customer have agreed in writing prior to the rendering of the Additional Services.
Customer shall pay Argus within fifteen (15) calendar days of the receipt of each invoice (the “Invoice Payment Date”). Prior to the application of any late charges or the event of a default as defined under this MSA, Customer shall be entitled to a fifteen (15) day grace period. In the event of a payment dispute Customer shall provide adequate written notice and documentation of such dispute to Argus no later than the Invoice Payment Date. Customer shall work diligently with Argus to promptly resolve such dispute. Within fifteen (15) calendar days of the resolution of such dispute (the “Dispute Payment Date”), Customer shall remit to Argus the agreed-upon amount. For any amounts that are due hereunder and are not received by Argus by the Invoice Payment Date or the Dispute Payment Date, Customer shall pay to Argus a late charge at the lesser of one percent (1%) per month or the maximum rate of interest allowed by law until such invoice is paid in full. Customer acknowledges that Argus may utilize a lockbox account to manage fees and expenses received by Customer and that financial institutions that provide lockbox services may refuse to review or to advise Argus of notations on payment instruments. Customer therefore agrees not to attempt to effect an accord or satisfaction through a payment instrument or accompanying written communication and not to conditionally or restrictively endorse a payment instrument, and Argus shall not be bound by any such attempt or endorsement. Customer shall reimburse Argus for its expenses, including attorneys’ fees, in enforcing this Section 7 if such expenses arise as a result of fault on the part of Customer.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

8. MUTUAL COOPERATION AND NOTICE OF ERRORS. Each party shall reasonably cooperate with the other party during implementation of services and throughout the term of the Agreement as necessary for the performance of the parties’ respective obligations hereunder. As soon as necessary for Argus to fulfill its obligations under this MSA, and otherwise within a reasonable period of time, Customer shall respond to any requests by Argus for information or determinations needed by Argus to perform the services set forth herein. Customer shall provide to Argus valid, correct, properly formatted and transmitted data and any other information necessary for Argus to fulfill its obligations to Customer. Argus agrees to provide to Customer the policies and procedures for Argus testing to verify that data provided by Customer is properly loaded and tested prior to its implementation. When Customer and Argus have agreed that Customer shall conduct testing of or review the testing results of a process or method, Customer shall have an obligation to promptly notify Argus of any error in the process or method. In the event an error is identified in either the testing or subsequent audit or review process Argus agrees to take prompt action to mitigate damages from further errors and re-perform the service as provided in Section 9.B. Customer shall advise Argus of any Argus error, failure in performance, or inconsistency within a prompt period of time after discovery and in any event no later than the earlier of one year from the occurrence or sixty (60) days after termination or expiration of the Agreement. Argus shall have no responsibility to make adjustments with respect to and shall not be liable for errors about which Customer failed to give such notice to Argus.
9. PERFORMANCE WARRANTY.
     A. Warranty. Argus shall at all times use reasonable commercial efforts to fulfill its obligations under each Services Addendum to this MSA; provided, however, Argus’ commercial efforts shall not be deemed unreasonable to the extent Argus’ ability to perform was affected by Customer’s breach of its obligations hereunder or Argus was complying with Customer’s instructions. Notwithstanding the above Argus warrants to its actual knowledge as of the date Argus executes this MSA that the use by Customer of the software and systems as described herein will in no way constitute an infringement or other violation of any copyright, trade secret, trademark, patent, invention, proprietary information, non-disclosure, or other rights of any third party. Argus will notify Customer if a court decides that an infringement or other violation exists (now or later) and will take action to mitigate damage caused by the infringement or violation.
     B. Re-Performance Obligations. In the event of any claim by Customer that Argus has not performed its obligations to provide services as required by this MSA, the sole obligation of Argus shall be to re-perform any service which does not conform to this MSA at Argus’ expense, provided that such failure to perform is not due to an act or omission by Customer. Notwithstanding the foregoing, Customer acknowledges that certain situations, including but not limited to, insolvency or dissolution of a Contracted Pharmacy may preclude Argus’ ability to fully re-perform its obligations in accordance with this MSA. In those situations, Argus agrees to utilize best efforts in all cases to complete its re-performance obligations within commercially
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

reasonable limits so that such obligations are re-performed to the fullest extent possible under the circumstances.
     C. Disclaimers. EXCEPT AS PROVIDED IN THIS SECTION 9, NOTWITHSTANDING ANY OTHER TERM OF THIS MSA, ARGUS’ SERVICES AND ALL SYSTEMS AND DATABASES DESCRIBED IN THIS MSA ARE PROVIDED “AS-IS” ON AN “AS AVAILABLE” BASIS, AND ARGUS SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, REGARDING SERVICES PROVIDED HEREUNDER, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, AND NON-INFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.
10. LIMITATION OF LIABILITY. EACH PARTY’S LIABILITY TO THE OTHER HEREUNDER SHALL IN NO EVENT EXCEED THE ACTUAL PROXIMATE LOSSES OR DAMAGES CAUSED BY BREACH OF THIS AGREEMENT, AND ARGUS’ AGGREGATE CUMULATIVE LIABILITY TO ALL OF THE “CUSTOMER” ENTITIES SHALL IN NO EVENT EXCEED THE AMOUNT SET FORTH IN EXHIBIT B. NOTWITHSTANDING ANY TERM OF THIS MSA, IN NO EVENT WILL EITHER PARTY TO THIS MSA BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL (INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS) OR PUNITIVE DAMAGES ARISING FROM THE RELATIONSHIP OF THE PARTIES OR THE CONDUCT OF BUSINESS UNDER THIS MSA (EVEN IF THE RESPONSIBLE PARTY HAS BEEN ADVISED OF OR HAS FORESEEN THE POSSIBILITY OF SUCH DAMAGES).
Argus services are intended as an aid to, and not a substitute for, the knowledge, expertise, skill and judgment of Prescribers, Pharmacies or other healthcare professionals. Pharmacies, Prescribers, other healthcare professionals, and Customer are individually responsible for acting or not acting upon information generated and transmitted by Argus, and Argus does not control or intervene in the healthcare or Program decisions made or actions taken by Pharmacies, Prescribers, other healthcare professionals, Customer or Members, and Argus is not responsible therefore.
Notwithstanding any other provision of this MSA, in no event will Argus have any liability to Customer if Argus has not directly caused such liability by breaching this MSA or for damages and expenses of any kind arising from any of the following: (a) Customer’s negligence or failure to perform its obligations in this MSA or abide by laws and regulations applicable to Customer’s business, (b) Customer made or directed changes or instructions, or use of data, (c) the provision of data or information to Argus by Customer or third parties, or the lack by Customer or others of a right to forward data or information to Argus, (d) medical, scientific, business, or Program judgments made as a result of services provided by Argus or as a result of or after consultation with Argus staff, (e) the stopping of payment on stale checks, complying with the instructions of Customer or a Pharmacy with respect to the issuance and handling of checks, and any bank’s issuance and handling of checks, (f) the unauthorized
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

interruption, corruption, use of or access through the Internet of Customer information except to the extent Customer Proprietary Information was accessible as a direct result of Argus’ failure to follow in all material respects its Internet Protocol, (g) the failure of healthcare providers to act in accordance with medical, pharmacy, or health-care laws, regulations and standards, (h) if Customer requests Argus to exercise discretion on its behalf, exercising such discretion, except to the extent Argus has failed to use reasonable care with respect to the exercise of such discretion.
In addition, notwithstanding any other term of this MSA, in no event will Argus be liable in contract, tort, or otherwise arising from the relationship of the parties or the conduct of business under this MSA, for an amount exceeding in the aggregate the amount set forth in Exhibit B hereto.
11. INDEMNITY.
     A. Argus’ Indemnity to Customer. Subject to Section 10 of this MSA, Argus shall indemnify Customer and its shareholders, officers, directors, employees, affiliates and agents, and the successors, representatives and assigns thereof, for, and hold them harmless from and against, any and all liability, loss, damage and expense, including attorneys’ fees, arising directly or indirectly from third party claims against Customer that are the direct result of Argus’ breach of this MSA.
     B. Customer’s Indemnity to Argus. Customer shall indemnify Argus and its shareholders, officers, directors, employees, affiliates and agents, and the successors, representatives and assigns thereof, for, and hold them harmless from and against, any and all liability, loss, damage and expense, including attorneys’ fees, arising directly or indirectly from the contents of a Program or from the performance of services for Customer except to the extent such loss, damage, or expense is the direct result of Argus’ failure to perform its obligations under this MSA. Because Argus has costs associated with the retrieval of archived data and is keeping data on Customer’s behalf, Customer shall reimburse Argus for the expenses and attorneys’ fees Argus incurs in responding to subpoenas, garnishments, or other legal processes involving requests for Customer information or property, provided that (except for instructions to redirect disbursements from one Pharmacy to another due to a Pharmacy assignment of assets, Pharmacy bankruptcy or other Pharmacy transaction) Argus has notified Customer of the request prior to complying, provides a written estimate of the anticipated expenses and receives Customer’s written approval, which approval shall not be unreasonably withheld, prior to proceeding.
     C. Indemnity Procedures. Each party’s obligation to indemnify shall apply only if the party to be indemnified has given the party providing the indemnity (“Indemnifying Party”) prompt written notice of the claim within thirty (30) calendar days of becoming aware of a potential claim, provides all reasonable information and assistance to the Indemnifying Party for the Indemnifying Party to settle or defend the action, and grants the Indemnifying Party the sole authority to control the defense and settlement of the claim.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

12. TERMINATION.
     A. Termination for Material Breach. If there is any material default by either party in the performance of the terms and conditions of this MSA, the non-defaulting party may terminate this MSA upon forty-five (45) days’ prior written notice; provided, however, that the defaulting party has not cured such default within ten (10) days prior to the end of such forty-five (45) day period. If either party defaults under this MSA, the other party will use reasonable efforts to mitigate damages caused by such default.
     B. Obligations Upon Termination. Upon expiration or termination of this MSA (a) Customer will pay contemporaneously with the expiration or termination date all amounts due Argus; (b) Customer will timely pay all subsequent invoices (1) for services performed and expenses incurred on or prior to the expiration or termination date, and (2) for expenses associated with the return to Customer at Customer’s request of (i) on-line data transferred to electronic media at Argus’ discretion and archived media stored by Argus, and (ii) direct member reimbursement and other paper Claim forms; (c) Argus will deliver to Customer within forty-five (45) business days of the expiration or termination date the balance of any funds delivered by Customer to Argus for the payment on Customer’s behalf of Claims Processed through IPNS®, less all sums outstanding which are owed by Customer to Argus; and (d) Argus shall not be required to continue to perform services hereunder, including without limitation making adjustments to Transactions, or, unless Customer and Argus otherwise agree, providing ongoing storage and maintenance of records.
     C. Termination for Insolvency/Bankruptcy. Either party may terminate this Agreement effective immediately without liability upon written notice to the other if any one of the following events occurs: (i) the other files a voluntary petition in bankruptcy or an involuntary petition is filed against it, (ii) the other is adjudged as bankrupt, (iii) a court assumes jurisdiction of the assets of the other under federal reorganization act (iv) a trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other, (v) the other becomes insolvent, or (vi) the other makes an assignment of its assets for the benefit of its creditors.
     D. Termination for Change of Control. Either Party may terminate this MSA upon 60 days’ written notice if 50% or more of the other party’s common stock or more than 50% of its assets (such other party being the “Affected Party”) are acquired or purchased by an entity other than a current owner or affiliate of the Affected Party or any of its owners in a transaction that is not a public offering of the Affected Party’s stock (a “Change of Control Event”); provided, however that a party may exercise such right only if a reasonable person believes the successor in interest will be unable to fulfill the contractual obligations of the other party under this MSA as a direct result of the Change of Control Event.
     E. Termination for Transparency/Auditing/Network Pricing. Notwithstanding provisions set forth above, the parties agree that Customer may terminate this MSA effective [***] in the event Customer reasonably determines in good faith that Argus has not materially met the requirements for [***]. Customer shall make this determination no earlier than [***] and no later than [***] and shall provide Argus with written notice of any desired termination within fifteen (15) business days after such
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

determination is made, but in no event later than [***]. In the event a termination notice is provided by Customer to Argus as provided herein, Argus shall have a right to cure the breach within thirty (30) days of receipt of the notice by taking reasonable steps to provide the required information reflecting that Argus was in compliance with the provisions relating to [***]
Argus agrees (i) to be fully transparent when providing services to Customer as provided in this MSA, (ii) that the administrative fees provided in Exhibit C (except for postage increases as provided therein) will not be modified during the initial term of the MSA unless mutually negotiated and agreed to by the parties, (iii) all other expenses that may be considered a fee (including pharmacy network rates) shall be [***] auditable as provided in Section 16 below, (iv) that all edits will contain explicit criteria that are measurable when compared to the supporting invoices, (v) that upon request, the Argus account team designated for Customer shall meet with Customer monthly during the first quarter and quarterly thereafter, (vi) prior to appointing a new account manager for Customer, Argus shall allow Customer to approve the individual as long as such determination by Customer is reasonable and made in good faith, and (vii) to provide Customer with the list of [***] within 30 days of the execution of this MSA and throughout the term of this MSA as list materially changes. The parties hereby agree to mutually develop a plan to allow manual, paper and DMR Claims to be Processed in accordance with this Addendum. As mutually agreed upon by the parties, Customer may obtain an updated list of [***].
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

F. Termination for Material Change in Reimbursement Rates. Notwithstanding provisions set forth above, the parties agree that Customer may terminate this MSA effective on [***] in the event that Customer reasonably determines in good faith that the [***]. Customer shall provide Argus with written notice of any desired termination within fifteen (15) business days after such determination is made. In the event a termination notice is provided by Customer to Argus as provided herein, the parties shall work together in good faith to mutually agree upon the overall impact to Customer and Argus shall have a right to cure the breach within thirty (30) days of such determination by taking reasonable steps [***].
13. PRIVACY AND SECURITY COMPLIANCE.
     A. In rendering the services described herein, Argus may receive from or transmit to Customer individually identifiable health information of members which is “protected health information” (“HIPAA PHI”) within the meaning of the regulations promulgated pursuant to the Health Insurance Portability and Accountability Act (“HIPAA”) and codified at 45 CFR Parts 160 and 164 as amended from time to time (the “HIPAA Privacy Rules”) or which is non-public personal information (“NPPI”) within the meaning of the regulations promulgated by a state with jurisdiction over this MSA in response to the privacy provisions of the Gramm Leach Bliley Act (“GLBA Privacy Rules”). For purposes of this Section 13, any HIPAA PHI and NPPI received from or transmitted to Customer shall be referred to collectively as Protected Information (“PI”).
     B. If Argus engages in a pattern of activity or practice that constitutes a material breach of this section and the breach is not cured under the procedures set forth in Section 12(A), the Customer may terminate this MSA under the procedures set forth in Section 12.
     C. Argus agrees not to use or disclose PI which has not been de-identified except (i) in conjunction with the services described in the MSA; (ii) as covered entities are permitted with or without consent by the HIPAA and GLBA Privacy Rules; (iii) to provide data aggregation related to the health care operations of Customer; (iv) to fulfill its present or future legal responsibilities; or (v) for its proper management or administration. Within a reasonable period of time under the circumstances of discovery, Argus agrees to report to Customer any use or disclosure of the PI not provided for in this subsection.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

     D. Argus agrees to use appropriate safeguards to prevent the use or disclosure of PI which is contrary to the uses or disclosures authorized in Subsection (C) of this Section 13.
     E. Argus agrees to hold agents and subcontractors that have access to HIPAA PHI to the same standards as set forth in this Section 13. Argus agrees to enter into written agreements imposing equivalent requirements on any non-affiliate subcontractors that have access to HIPAA PHI.
     F. Upon reasonable notice and during normal business hours, Argus agrees to make its internal practices, books, and records relating to the use and disclosure of PI received from, or created on behalf of, Customer available to the Secretary of the Federal Department of Health and Human Services for purposes of determining Customer’s compliance with the HIPAA Privacy Rules.
     G. Argus shall maintain an information security program to implement, maintain, and use administrative, technical, and physical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of electronic HIPAA PHI (“e-PHI”) that Argus creates, receives, maintains, or transmits on Customer’s behalf.
     H. Argus will, at termination or expiration of the MSA, in compliance with the recordkeeping provisions of this MSA, return or destroy all PI received from, or created by Argus on behalf of, Customer which Argus still maintains in any form, and, in compliance with the recordkeeping provisions of this MSA, will not retain any copies of such information. If such return or destruction is not feasible or is not in accordance with the recordkeeping provisions of this MSA, Argus will extend the protections of Subsections (A)-(G) of this Section 13 to the PI and will limit further uses and disclosures to those purposes that make the return or destruction of the PI infeasible.
     I. Pursuant to the following parameters, Argus will report to Customer (a) any successful unauthorized access, use, disclosure, modification, or destruction of Customer’s e-PHI of which Argus becomes aware or (b) unauthorized interference with system operations in Argus’ Information System of which Argus becomes aware:
•	Not more than twenty-four (24) hours after Argus learns of any such incident, Argus will notify Customer’s Privacy Office (or Privacy Official). The notification will identify the nature of the incident, and to the extent possible, identify the e-PHI affected by the incident.

•	Not more than forty-eight (48) hours after Argus learns of any such incident, Argus will provide a report to Customer’s Privacy Office (or Privacy Official). The report will identify the e-PHI affected by the incident and the corrective actions Argus took or will take to correct the incident.

•	Not more than five (5) days after Argus learns of any such incident, Argus will provide a report to Customer’s Privacy Office (or Privacy Official). The report will identify actions Argus will take to prevent future incidents.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

•	Argus will in a reasonable time provide such other information, including a written report, as Customer may reasonably request in writing.

•	For the purposes of this Addendum, contact with Customer will be on normal business days, Monday through Friday, 8:00 a.m. through 5:00 p.m. of Customer’s time zone, unless Customer provides emergency contact information to the Argus Privacy Officer.
     J. Within forty-five (45) days of receipt of a request by Customer for access to a Member’s HIPAA PHI contained in a Designated Record Set (as such set is then defined by HIPAA regulation), Argus shall, at Customer’s cost if the data is archived, make available to Customer such HIPAA PHI for so long as such information is maintained in the Designated Record Set as set forth in 45 C.F.R. § 164.524 provided that Customer does not have a copy of such information. Argus and Customer will discuss sharing the cost in some manner if the cost is material. In the event any Member requests access to HIPAA PHI directly from Argus, Argus shall, as soon as reasonably practicable, forward such request to Customer. Any responses to or denials of access to the HIPAA PHI requested shall be the responsibility of Customer.
14. CONFIDENTIALITY. Proprietary Information shall include the terms of this MSA (but not the existence thereof), its terms and all information disclosed by each party to the other pursuant to negotiations between the parties. When used with respect to Customer, Proprietary Information shall mean all information pertaining to Program Specifications and to Protected Information (as defined in Section 13 hereof). When used with respect to Argus, Proprietary Information shall mean: (a) all information pertaining to Argus’ business and services, (b) Argus databases, software, layouts, designs, formats, procedures in any form of expression, processes, tags, applications, systems, interfaces, interface formats and protocols, and technology and all elements thereof, (c) files, compilations, analyses, publications, edits, protocols, documents and reports, both internal and available to customers, Providers, and others, including without limitation information, analyses, and recommendations provided by Argus, and (d) developments, changes, modifications, new features or functionality made at the request or expense or both of Customer.
The term “Proprietary Information” does not include information which (1) has been or may in the future be published or is now or may in the future be otherwise in the public domain through no fault of the receiving party; (2) prior to disclosure pursuant to this MSA, or during negotiations therefore, is property within the legitimate possession of the receiving party; (3) subsequent to disclosure pursuant to this MSA is lawfully received from a third party having rights in the information without restriction of the third party’s right to disseminate the information and without notice of any restriction against its further disclosure; (4) is independently developed by the receiving party through its agents who have not had access to such Proprietary Information; or (5) is obligated to be produced under order of a court of competent jurisdiction or other similar requirement of a governmental agency.
Each party represents and warrants that it has the right to disclose its Proprietary Information to the other party. Each party acknowledges and agrees that the other party’s Proprietary Information constitutes confidential material and trade secrets of the
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

other party. Customer acknowledges and agrees that from time to time: (1) Argus uses certain information which is not identifiable by Member or Argus customer to report industry trends, benchmarks and the like (“Blind Reporting”), 2) Argus may provide Member or other Customer information to state or federal bodies (or their parties acting on behalf of such bodies) that request it for Medicaid or Medicare subrogation or for other purposes the agencies represent is allowed by law (“Required Reporting”), and (3) Argus discloses Customer Proprietary Information to Contracted Pharmacies as Argus deems necessary to operate the Argus Network or Customer Network and to Pharma Companies as Argus deems necessary to provide rebate services as applicable. Each party agrees to hold the other party’s Proprietary Information in confidence, to use and reproduce such Proprietary Information only to accomplish the intent of this MSA, and to use reasonable care to avoid unauthorized disclosure or use of the Proprietary Information; provided, however, that Argus may use Customer’s Proprietary Information as set forth herein.
All Proprietary Information, unless otherwise agreed in writing, remains the exclusive property of the disclosing party. For purposes of this MSA, the existence of a copyright notice or claim will not cause or be construed to cause any part of the Proprietary Information to be published in the public domain. The parties agree that immediately upon termination of this MSA, without regard to the reason for termination, the parties shall return to one another all written materials containing Proprietary Information that is the property of the other party.
If Customer is required to file this MSA or any portion thereof with, or to provide any information pertaining to this MSA to, any state or federal agency or regulatory body, it shall notify Argus sufficiently in advance for Argus to work in good faith with Customer to redact such provisions and to keep confidential such information as Argus deems sensitive. Customer acknowledges that at a minimum Argus considers Exhibits B and C as confidential, as well as any Argus pharmacy network disbursement schedules and other monetary amounts contained in any addendum. Customer shall use its best efforts to advance Argus’ position with the governmental agency or regulatory body that such provisions or information should not be provided or should not be made publicly available, and Customer shall keep Argus apprised of any decision by the agency or regulatory body in this regard. Customer shall provide Argus with copies of all written communications with the agency or regulatory body pertaining to the services to be provided hereunder or with respect to this MSA. Notwithstanding the foregoing, the parties hereby agree that if Customer reasonably determines, in its sole discretion, that this MSA is a material contract for Customer, as defined by the SEC, the parties will mutually agree in good faith to provisions that should be redacted prior to submission to the SEC and any amendments to this Section of the MSA that are desirable to supplement the submission to the SEC. Any such submissions shall be subject to compliance with the notice and cooperation provisions provided above. Argus acknowledges that Customer is not the deciding party regarding whether certain information is granted confidential treatment as requested.
The parties agree that monetary damages will be difficult to ascertain in the event of any breach of this Section 14 or of Section 15 and that monetary damages alone would not suffice to compensate a party for such breach. The parties agree that in the event of violation of this Section 14 or of Section 15, without limiting any other rights and
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Amended & Restated MSA
HealthSpring/Argus

remedies, an injunction may be brought against any party who has breached or threatened to breach this Section 14 or of Section 15. In any proceeding upon a motion for equitable relief, a party’s ability to answer as to damages shall not be interposed as a defense to the granting of such equitable relief.
15. OWNERSHIP, USE OF NAME, PRESS RELEASES. Each party shall retain full and exclusive ownership and all rights over its respective Proprietary Information, and the programming, conception, development or enhancement thereof, and over its publications, trade secrets, copyrights, trademarks and patents, and the other party shall not purport to have ownership thereof. Customer shall not copy, reverse engineer, decompile or disassemble or otherwise attempt to create or derive the source code of any Argus software or system. Customer agrees not to take any action which would mask, delete or otherwise alter any Argus on-screen disclaimers or copyright, trademark and service notifications provided by Argus from time to time, or any “point and click” features relating to acknowledgement and acceptance of such disclaimers and notifications. Customer acknowledges that Argus’ software, systems, products, services and related documentation may contain trade secrets of Argus or third parties and may be patented or copyrighted. Customer agrees not to make or distribute any copies of the foregoing without Argus’ consent. Neither party shall release information to the press or, except as necessary to perform its obligations hereunder, over the Internet referring to the other party without the express written consent of the other party.
16. RIGHT TO AUDIT. Customer may conduct on-site audits reasonable in scope at reasonable times, during regular business hours and upon reasonable advance notice of the records, information and [***] pertaining to services Argus provides to Customer. The content of such audits may include, but shall not be limited to, applicable policy and procedure review, process validation, reporting to demonstrate compliance with contractual and regulatory requirements, [***] as provided above, financial audit support, [***] and such other documents as are reasonably necessary to complete a comprehensive audit of the services rendered under this MSA. Customer-designated auditors shall execute confidentiality agreements satisfactory to Argus. Argus shall allow regulators to audit services provided hereunder as required by regulations applicable to Customer, and Customer shall give Argus prompt written notice upon learning that any such regulatory audit is to occur. [***]. Argus will comply with Customer’s request for all information relative to the activities noted above consistent with CMS and Part D audit guidelines. Argus will respond promptly to Customer’s information request, as well as, respond with corrective action as mutually agreed and as identified by compliance audit consistent with CMS and Part D guidelines. From time to time, as a result of audit findings, Customer may make recommendations which may require Argus to add or revise drug classifications or drug coding. In particular, audit findings may reveal adverse impact on the member. In the event the adverse impact is determined to be in violation of applicable CMS requirements in effect currently or as may be amended from time to time, the parties will agree to cure these situations as appropriate.
17. FORCE MAJEURE. Any party’s delay in, or failure of, performance under this MSA (other than Customer’s failure to pay the fees and expenses due Argus for services performed or to reimburse Argus for disbursements) shall be excused where such delay or failure is caused by an act of nature, fire, act of war or terrorist act, or other
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Amended & Restated MSA
HealthSpring/Argus

catastrophe; electrical, computer, software, transmission, power, communications or mechanical failure; work stoppage, delays or failure to act of any carrier or agent; direction or effect of an order from a court or government agency or body; functions or malfunctions of the Internet, telecommunications services (including wireless), firewalls, encryption systems or security devices; or any other cause beyond a party’s reasonable control.
18. COMPLIANCE WITH LAWS. Argus represents and warrants that it will comply with the laws, regulations, and governmental policies, guidelines and instructions applicable to its provision of services under this MSA (“Governmental Obligations”) within a reasonable period of time after Argus becomes aware of the Government Obligations, except as provided in the following paragraph, provided that Customer complies with its obligations and has satisfied the representations and warranties in this Section. Customer represents and warrants that the Specific Performance Obligations referred to in Section 4 of this MSA set forth all of Argus’ performance obligations, including without limitation formats for data transmission and time periods for disbursements, required by such Governmental Obligations on the Effective Date. Customer agrees to promptly notify Argus of any Governmental Obligations (regardless of whether they existed on the Effective Date) that impact or add to Argus’ Specific Performance Obligations hereunder (“Additional Obligations”) as soon as practical after Customer has become aware of the same, including without limitation any changes to the Specific Performance Obligations required by any addendum the parties may execute or attach hereto.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

If Argus is notified by Customer or otherwise that Argus’ Specific Performance Obligations or this MSA should be added to or altered as a result of Additional Obligations, Argus shall make such changes as the structure of IPNS® allows at Argus’ then current rates unless otherwise mutually agreed to by Customer and Argus. If in Argus’ reasonable discretion Additional Obligations have a materially adverse financial effect on Argus’ interest in this MSA, Argus and Customer cannot come to agreement on fees and implementation schedules for the Additional Obligations, and Customer is not interested in having or cannot legally have Argus perform its obligations hereunder unless it also performs the Additional Obligations, then Argus may terminate the Agreement [***] advance written notice to Customer. Customer shall not assert any claim against Argus for monetary damages or equitable relief or otherwise for Argus’ failure to perform the Additional Obligation from the date of notice to Argus of the Additional Obligation through the date agreed to by the parties for implementation of such obligation, or, if Argus exercises a right to terminate the Agreement, through the termination date.
Customer agrees to comply with all laws, regulations, and governmental policies, guidelines and instructions applicable to receipt from Argus of services hereunder; provided however, that this obligation shall not relieve Customer of its obligations in this Section or elsewhere in the Agreement.
The terms of this Section 18 relating to Argus’ right to terminate this MSA if the parties do not reach agreement respecting Additional Obligations and Customer’s agreement not to assert claims against Argus if Argus exercises its termination right (set forth in the second and third sentences of the second paragraph of this Section 18) apply to this MSA, including any exhibits, schedules, appendices or addenda to this MSA and those provisions in this Section 18 are not modified, preempted or affected in any manner by a provision in an exhibit, schedule, appendix or addendum that provides that the terms of that exhibit, schedule, appendix or addendum govern or control in the event of conflicting provisions.
19. DIRECT/INDIRECT REMUNERATION REPORTING. Argus agrees to report to Customer on a quarterly basis all Direct/Indirect Remuneration (DIR) which includes discounts, chargebacks or rebates, cash discounts, free goods contingent on a purchase agreement, up-front payments, coupons, goods in kind, free or reduced-price services, grants, or other price concessions or similar benefits from manufacturers, pharmacies or similar entities obtained by Argus, regardless of whether the Argus retains all or a portion of the direct and indirect remuneration or passes the entire direct and indirect remuneration to Customer. In addition, Argus agrees to provide Customer an annual attestation that all amounts which could be considered DIR, as defined above have been reported to Customer as required.
20. DISPUTE RESOLUTION. The parties will resolve issues, disputes and controversies as described on Exhibit E to this MSA.
21. MISCELLANEOUS.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

     A. Notices. All notices, demands and other communications given or delivered under this MSA must be in writing and will be deemed to have been given when (a) delivered personally to the recipient, (b) sent to the recipient by reputable overnight courier service (charges prepaid), (c) mailed to the recipient by registered or certified mail, return receipt requested and postage prepaid, or (d) sent by facsimile with confirmation of transmission by the transmitting equipment (except that notice delivered by facsimile will only be effective if the notice is also delivered by hand, sent by reputable overnight courier service (charges prepaid) or mailed, postage prepaid, registered, certified or express mail, within two (2) business days after its delivery by facsimile). These notices, demands and other communications must be sent to the parties at the following addresses (or to another address that a party may specify by notice given to the other party under this provision):
     If to Argus:
     Argus Health Systems, Inc.
     1300 Washington Street
     Kansas City, Missouri 64105-1433
     Attn: Contracts and Compliance Department
     Fax: (816) 435-7465
     with a copy to:
     General Counsel
     DST Systems, Inc.
     333 W 11th Street
     Kansas City, MO 64105
     Fax: (816) 435-8630
     If to Customer:
     HealthSpring
     44 Vantage Way, Suite 300
     Nashville, TN 37228
     Attn: Chief Operating Officer
     Fax: (615) 291-7011
     with a copy to:
     General Counsel
     HealthSpring
     2900 North Loop West
     Suite 1300
     Houston, TX 77092
     Fax: (832) 553-3584
     B. Assignment. This MSA and the rights and obligations hereunder shall not be assigned by either party without prior written consent of the other party; provided,
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

however, that such consent shall not be required in the event this MSA, or any rights or obligations hereunder, are assigned by a party as a result of the sale of substantially all of the party’s business or assets or as a result of a reorganization, merger or business consolidation involving the assigning party. This MSA shall be binding upon and inure to the benefit of the respective successors, permitted assigns and legal representatives of the parties hereto.
     C. Counterparts. This MSA may be executed in counterparts, all of which together shall be deemed one and the same agreement.
     D. Governing Law. Except as provided below, this MSA shall be governed by and construed in accordance with the laws of the State of Texas for services rendered to Texas HealthSpring, LLC; in accordance with Alabama law for services rendered to HealthSpring of Alabama, Inc., in accordance with Illinois law for services rendered to HealthSpring of Tennessee, Inc. d/b/a HealthSpring of Illinois, in accordance with Tennessee law for services rendered to HealthSpring of Tennessee Inc. and in accordance with Florida law for services rendered to HealthSpring of Florida, Inc. without regard to its principles of conflicts of law. Notwithstanding the foregoing, for services rendered to any of the aforementioned parties relative to the Medicare Advantage program this Agreement shall be governed by and construed in accordance with applicable Federal law. In addition this Agreement shall incorporate by reference the applicable laws and regulations for all applicable state and federal law. Notwithstanding the first sentence, the provisions of this MSA relating to Argus’ liability (including the provisions limiting the amount of Argus’ liability under this MSA) shall always be governed by and construed in accordance with Missouri law.
     E. Independent Contractor. Customer and Argus shall be considered independent of each other at all times. Nothing in this MSA shall be construed to constitute the existence of any agency, joint venture, partnership or fiduciary relationship between the parties. Argus shall choose the means to be employed and the manner of carrying out its obligations in this MSA.
     F. Entire Agreement. This MSA, together with the exhibits and addenda hereto, constitutes the entire understanding of the parties with respect to the subject matter of this MSA and supersedes and replaces all prior or contemporaneous responses to requests for proposals or information, marketing literature, negotiations, understandings and representations, whether oral or written. No supplement, modification or amendment of this MSA shall be binding unless contained in a writing signed by each of the parties to this MSA. No agent of any party hereto is authorized to make any representation, promise or warranty inconsistent with the terms hereof. That certain agreement between the parties dated January 1, 2006 and all amendments to that agreement regarding the same or similar services (the “Original Agreement”) is hereby terminated and replaced by this MSA with the understanding that certain terms will survive the termination in accordance with Section 20K of the Original Agreement.
     G. Validity. If an arbitrator, court or administrative agency determines any provision of this MSA invalid, the provision shall be interpreted to the greatest extent permitted by law to give effect to the parties’ intentions, and the determination shall not affect the enforceability of any other provision.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

     H. Waiver. The waiver by any party of any breach of any provisions of this MSA shall not operate, or be construed, as a waiver of any subsequent breach.
     I. No Third Party Beneficiaries. This MSA is intended solely for the benefit of the parties. In no event will any third party, including without limitation any Program Sponsor, Pharmacy, Prescriber, Member, bank, governmental entity, or contractor or client of Customer, have any rights under or right to enforce the terms of this MSA.
     J. Binding Effect. This MSA shall be binding upon each party’s successors and permitted assigns and shall inure to the benefit of and be enforceable by each party’s successors and permitted assigns.
     K. Survival. Sections 7 (Customer’s Payment of Argus’ Invoices), 8 (Mutual Cooperation), 9 (Performance Warranty), 10 (Limitation of Liability), 11 (Indemnity), 12 (Termination), 13 (Privacy and Security Compliance) 14 (Confidentiality), 15 (Ownership), 16 (Right to Audit) and 21 (Miscellaneous) shall survive termination or expiration of this MSA; provided, however, that Argus’ obligation in Section 9(B) to re-perform shall not survive for longer than six (6) months after termination or expiration of the MSA.
     L. Headings. The headings in this MSA are for convenience only and shall not be used to construe the meaning of the provisions in or to interpret this MSA.
     M. Other Business. Argus may participate in claim verification programs involving certain public benefits (i.e., governmental relief programs), health plans, pharmaceutical manufacturers and other parties that are utilized to facilitate instant rebates, coupons or instant savings at the point of sale. Argus will not sponsor these programs and will only provide its traditional back office infrastructure and administrative services (claims processing, retail network and reporting) to support these programs. Argus will process these claims for secondary funding eligibility and available secondary funding may be credited to the patient electronically at the point of sale and applied to amounts not covered by the primary payor, including co-payments. Authorized pharmacy reimbursements may be funded by the applicable party that contracts with Argus for these services. The claim verification programs will not involve Member data or information on the primary payor, even if such payor is an Argus client, and Argus will be unable to verify formulary status of submitted secondary claims.
[SIGNATURES ON THE FOLLOWING PAGES]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

SIGNATURE PAGE

ARGUS HEALTH SYSTEMS, INC.			HEALTHSPRING OF TENNESSEE, INC.

By:	/s/ Jonathan Boehm		By:	/s/ Gerald V. Coil

	Printed Name:	Jonathan Boehm		Printed Name:	Gerald V. Coil
	Title:	President		Title:	Secretary
	Date:			Date:	February 26, 2009

HEALTHSPRING OF TENNESSEE, INC d/b/a HEALTHSPRING OF ILLINOIS
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title:	Secretary
	Date:	February 26, 2009

TEXAS HEALTHSPRING, LLC
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title:	Secretary
	Date:	February 26, 2009

HEALTHSPRING OF ALABAMA, INC.
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title:	Secretary
	Date:	February 26, 2009

HEALTHSPRING OF FLORIDA, INC.
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title:	Secretary
	Date:	February 26, 2009

HEALTHSPRING LIFE & HEALTH INSURANCE COMPANY, INC.
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title:	Secretary
	Date:	February 26, 2009

Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
HealthSpring/Argus

EXHIBIT A TO MSA: DEFINITIONS
1.1	ACCESS INFORMATION. The unique identifier, password and related information necessary for Customer’s on-line users to have the electronic capability to view and modify IPNS® files or to use RxFocus®.
1.2	ADJUSTED CLAIM. The final result after at least one critical data element in a Claim has been changed and the Claim has been re-Processed.
1.3	ARGUS FORMAT. With respect to Claims submitted or Claims history provided on electronic or magnetic media, the NCPDP or other industry standard format specified or accepted and machine readable by Argus and containing Required Information. With respect to Claims submitted or Claims history provided on paper, a UCF Form and Argus transmittal form containing legible, complete and identifiable information and forwarded to an Argus designated post office box. With respect to IPNS® file information, complete, legible, and identifiable information in the record layout specified or approved by Argus.
1.4	ARGUS NETWORK. A group of Argus Pharmacies that have agreed to participate in an Argus Network under a Participating Pharmacy agreement.
1.5	ARGUS NETWORK AGREEMENT (ANA). The applicable Disbursement schedule elected by Argus Pharmacies by executing a schedule for an Argus Network.
1.6	AVERAGE WHOLESALE PRICE (AWP). The benchmark price in IPNS® for a given pharmaceutical product. IPNS® has a benchmark price established and reported by First DataBank or such other nationally recognized third party pricing source as selected by Argus in its sole discretion (“Pricing Source”). Argus will confer with Customer should it determine that a change in the Pricing Source is warranted. Such pricing will be updated in IPNS® by Argus on no less than a weekly basis (or more frequently in Argus’ sole discretion, except as noted below) or as otherwise required by law with data received from the Pricing Source; provided, however, Argus receives usable and acceptable data from such Pricing Source, which if not received timely could result in delays. Pricing will be based on the 11-digit NDC for the actual package size of the pharmaceutical product dispensed. AWP does not represent a wholesale price, but rather is a fluctuating benchmark provided by third party pricing sources such as First DataBank. Argus agrees that AWP as published by the Pricing Source (currently First DataBank) shall not be altered prior to its use in determining reimbursements to Participating Pharmacies.
1.7	ARGUS PHARMACY or ARGUS PHARMACIES. A Pharmacy that has elected, either independently or through an Intermediary, to participate in an Argus Network which Customer is utilizing.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit A — Definitions
HealthSpring/Argus

EXHIBIT A TO MSA: DEFINITIONS
1.8	CHECK REGISTER. For a Financ[i]al Cycle, a listing of checks to be issue[d] to Participating Pharmacies in Customer Networks.
1.9	CLAIM. The request in Argus Format of a Contracted Pharmacy for amounts due under a Program to the Contracted Pharmacy or Member subsequent to the Contracted Pharmacy’s provision of prescription drugs or of certain other healthcare-related products or services to a Member.
1.10	CLIENTS. Customers of Argus for which Argus performs Claims Processing.
1.11	CONTRACTED PHARMACY or CONTRACTED PHARMACIES. All Argus Pharmacies and Participating Pharmacies.
1.12	COPAYMENT. That portion of a Contracted Pharmacy charge which a Member is required to pay the Contracted Pharmacy in accordance with the applicable Program. For purposes of the Medicare Part D Prescription Drug Programs and commercial programs offered by Customer, zero balance logic shall not apply and the copayment Argus provides to a Contracted Pharmacy at POS will equal the lower of the network reimbursement (e.g., AWP discount or MAC plus dispensing fee), standard copayment (including that which applies to Members qualifying for the low-income subsidy) or the Contracted Pharmacy’s Usual and Customary Charge. Claims processed under a Customer established benefit plan requiring 100% Member copayment will receive the Argus-contracted network reimbursement (e.g., the lesser of the Contracted Pharmacy’s Usual and Customary Charge and the discounted reimbursement rate).
1.13	COVERED MEDICATIONS. Those prescription drugs, injectables, compounds, supplies, and other items which are legally prescribed by an authorized, licensed Prescriber and are covered by a Program.
1.14	CUSTOMER NETWORK. A group of Participating Pharmacies that have agreed to participate in a Network under an agreement with Customer.
1.15	DENIED CLAIM. A Claim that contains sufficient accurate information to allow Processing but for which no payment is made to a Member or Contracted Pharmacy due to Program edits.
1.16	DISBURSEMENT. An amount due a Contracted Pharmacy under a Contracted Pharmacy Agreement and paid to the Contracted Pharmacy during a Financial Cycle pursuant to the terms of the Services Addendum to MSA for Claims Processing and Related Services.
1.17	DISPENSE AS WRITTEN (DAW) CODE. The code promulgated by the NCPDP used to indicate the reason for dispensing a multi-source brand-named medication, and must comply with Customer benefits.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit A — Definitions
HealthSpring/Argus

EXHIBIT A TO MSA: DEFINITIONS
1.18	DRUG UTILIZATION REVIEW (DUR) MESSAGE. An on-line message that alerts a Contracted Pharmacy of a potential interaction and/or potential resulting therapeutic implications of various drugs.
1.19	DUPLICATE CLAIM. A category indicating that a Claim with identical data is already on file for the member.
1.20	ELIGIBLE. A Member entitled to Pharmacy Services under a Program.
1.21	FINANCIAL CYCLE(S). The interval of time between payment by Customer, Argus or others to Pharmacies or Members of amounts due under a Program in compliance with applicable prompt payment requirements as required by state or federal law, rule or regulations.
1.22	FORMULARY. A list of preferred drug items developed, published, and periodically revised by Customer, which licensed Prescribers are encouraged to prescribe and Contracted Pharmacies are encouraged to fill, consistent with their professional medical judgment and applicable Laws, Pharmacy Standards, and procedures, and could also mean information about the cost-effectiveness of such drugs.
1.23	FORMULARY BENEFIT DESIGN (FBD). The way in which Customer has designed coverage to Members for their use of pharmaceutical products. Customer can design benefits so that (1) prescribers are encouraged to prescribe products listed in the Formulary but the Member has the same coverage regardless of whether an On-Formulary product is dispensed, (2) there is a co-pay differential that incents the Member to obtain On-Formulary products, or (3) there is coverage only for closed Formulary products.
1.24	FORMULARY COMPLIANCE OBLIGATIONS. To the extent applicable, the terms in each Pharma Company Agreement that define formulary status requirements for each product On-Formulary and criteria for determining whether Customer’s utilization of a Pharma Company’s products is eligible for rebates.
1.25	IDENTIFICATION CARD. A printed card that is issued by Argus or Customer to a Member and that is used to identify the Member and covered dependents (but not to guarantee Program coverage of a particular Pharmacy Service).
1.26	INTEGRATED PHARMACY NETWORK SYSTEM (“IPNS®”). Argus’ system for the electronic processing of prescription and certain other Claims submitted under Programs.
1.27	INTERMEDIARY. A pharmacy services administrative organization or an owner or operator of a Contracted Pharmacy.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit A — Definitions
HealthSpring/Argus

EXHIBIT A TO MSA: DEFINITIONS
1.28	LAWS. All local, state and federal laws, regulations, constitutions, charters, acts, statutes, ordinances, codes, rules, orders, decrees, judgments, or other legislative, judicial, or administrative actions applicable to Contracted Pharmacy.
1.29	MANAGEMENT SERVICE AGREEMENT (MSA). This Agreement and exhibits and addenda thereto.
1.30	MARKET RATES. Argus’ rates in effect at the time the definition is applied.
1.31	MAXIMUM ALLOWABLE COST (MAC). The maximum allowable cost of a drug pursuant to a list that establishes an upper limit reimbursement price for certain multiple-source drugs dispensed without regard to the specific manufacturer whose drug is dispensed. Argus will update the Argus MAC listing no less frequently than monthly to reflect changes in marketplace pricing of generic products. [***].
1.31	MEMBER. An Eligible person who is enrolled in the Program, meets all of the eligibility requirements for membership in such Program and is entitled to the healthcare-related benefits of the Program.
1.32	MSA. This Agreement and exhibits and addenda thereto.
1.33	NATIONAL COUNCIL FOR PRESCRIPTION DRUG PROGRAMS (NCPDP). A pharmaceutical-industry trade association that has developed a format used for the transmission between Pharmacies and claims processors on electronic or magnetic media of pharmacy Claim data and issues NPI numbers.
1.34	NATIONAL DRUG CODE (NDC). An identifier for a prescription drug published by the pharmaceutical industry.
1.35	NATIONAL PROVIDER IDENTIFIER (NPI). A unique identification number issued by NCPDP for use by covered health care providers to identify Prescribers as required by the Health Insurance Portability and Accountability Act (HIPAA) Administrative Simplification Standard.
1.36	NETWORK. A group of Contracted Pharmacies that have agreed to participate in an Argus Network or a Customer Network.
1.37	PAID CLAIM. A Claim that has been found to represent a covered healthcare-related benefit and requires reimbursement by the Plan.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit A — Definitions
HealthSpring/Argus

EXHIBIT A TO MSA: DEFINITIONS
1.38	PARTICIPATING PHARMACIES. Any person or entity authorized to act as a pharmacy and properly licensed to dispense prescription drugs which has a written agreement with Customer, or its network pharmacy administrator, to provide Products and services to Members.
1.39	PAYMENT REGISTER. For a Financial Cycle, a listing of payments due each Contracted Pharmacy in an Argus Network resulting from Argus’ Processing Claims on behalf of Customer.
1.40	PHARMACY. A pharmacy or other provider of healthcare-related products and services that participates in rendering to Members of a Program certain products and services covered under a Program.
1.41	PHARMACY SERVICES. Those pharmacy services provided through a Network, including the dispensing of Covered Medications and related counseling and product consultation.
1.42	PHARMACY STANDARDS. Standards that meet the greater of (a) the pharmaceutical care, skill and diligence that is customarily rendered by pharmacies in the United States (if measurable, or if not measurable, that is customarily rendered in the largest geographical area for which it is measurable), or (b) the pharmaceutical care, skill and diligence that is customarily rendered by Contracted Pharmacies as a group.
1.43	PRESCRIBER. A physician or other healthcare professional who legally prescribes a healthcare-related product or service to Members and such person’s agents and has obtained an NPI number from NCPDP.
1.44	PROCESS(ING). The review of Claims to determine whether and to what extent they meet Program Specifications, and, if Customer requests, the determination of amounts due a Contracted Pharmacy or, if applicable, a Member under a Program.
1.45	PROCESSING MESSAGES. Messages sent electronically by Argus pertaining to Network or Program information, including without limitation step therapy protocol and Formulary information.
1.46	PRODUCT. Any pharmaceutical product of a Pharma Company for which such Pharma Company is willing to make a Reimbursement.
1.47	PROGRAM. The contractual provision by an entity other than Argus of healthcare benefits to Members pursuant to which the Contracted Pharmacies and, if applicable, Members, receive funds for prescription drugs, durable medical equipment, and other healthcare-related goods and services as determined by a unique combination of factors including without limitation coverage specifications, reimbursement criteria and methods, and eligibility requirements.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit A — Definitions
HealthSpring/Argus

EXHIBIT A TO MSA: DEFINITIONS
1.48	PROGRAM SPECIFICATIONS. The IPNS® specifications agreed to by Customer and Argus that reflect the combination of Program and healthcare industry factors that determine amount due to Contracted Pharmacies and, if applicable, Members, under a Program.
1.49	PROGRAM SPONSOR. The entity that contracts for the provision of healthcare benefits to Members.
1.50	PROPRIETARY INFORMATION. This term is defined in Section 14 of the MSA.
1.51	REBATE FORMULA. The formula pursuant to which Reimbursements will be paid by Pharma Companies.
1.52	REBATE REIMBURSEMENT. The amount determined by the Rebate Formula.
1.53	REBATE REIMBURSEMENT CYCLE. The specific calendar period, but no less than quarterly, for which a Reimbursement is to be paid by a Pharma Company to Argus on behalf of Customer as specified in the Pharma Company Agreement. All rebates earned will be collected within three cycles.
1.54	REGULATORY FEE. The meaning set forth in Section 2.7 of this Addendum.
1.55	REQUIRED INFORMATION. Means complete, identifiable (and if submitted on paper, legible) Claim information required by Argus. Required Information may include without limitation (a) Member’s identification number; (b) valid NPI, (c) DEA, (d) State license Number, (e) NDC of the medication prescribed; (c) the bottle size from which the medication is dispensed; (f) quantity of the medication dispensed; (e) estimated days of medication supply; (g) the correct DAW code for brand name medications; (h) a Pharmacy identification number specified by Argus; (i) codes and cost information as designated by Argus for compound prescriptions; (j) sales tax amounts, (k) calculated members copayment based on benefit, (l) formulary tier based on CMS guidelines, (m) Transition drug flags, (n) CMS disaster overrides, (o) mail order flags, (p) MAC Pricing ID or pricing schedule.
1.56	REVERSED CLAIM. A Paid Claim that has gone through a process that voids the original prescription.

1.57	SALES TAX REMITTANCES. Amounts Argus (a) has based on information obtained from Contracted Pharmacies regarding any federal, state or local taxes payable with respect to any sales of Covered Medications to Members and
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit A — Definitions
HealthSpring/Argus

EXHIBIT A TO MSA: DEFINITIONS
determined to be reasonable, (b) has collected from Customer, and (c) has remitted with Disbursements to Contracted Pharmacies.

1.58	SPECIFIC PERFORMANCE OBLIGATIONS. Argus’ obligations set forth in each services addendum and in Section 14 to the MSA.
1.59	SUBMITTED CLAIM. Any Claim type that is identified as submitted on behalf of the Customer and requires processing by ARGUS.
1.60	UNIVERSAL CLAIMS FORM (UCF). A form developed by NCPDP that is the accepted format for non-electronic submission of Claims by a Provider to a Claims processor.
1.61	UNIVERSAL PRODUCT CODE (UPC). A manufacturer’s unique, universally recognizable code for a product.
1.62	USUAL AND CUSTOMARY CHARGE (U&C). The lowest price the Contracted Pharmacy would charge to a cash paying customer for an identical prescription on the date and at the location that the prescription is dispensed, including any special promotions or discounts available to the public on such date of dispensing.
1.63	UTILIZATION. The quantity of Product obtained by Eligible Members in a Reimbursement Cycle.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit A — Definitions
HealthSpring/Argus

EXHIBIT B TO MSA: LIMITATION OF LIABILITY
The sum of [***], based upon the [***], except for internal costs incurred by Argus and for which Argus shall be responsible in connection with the re performing of services under Section 9. If this MSA has been in effect less than [***], the [***] period described in the previous sentence will be replaced with the [***] during which this MSA is in effect. Any penalties applied during the first year of this MSA as a result of the [***] shall not be limited in accordance with this provision.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit B — Limitation of Liability
HealthSpring/Argus

EXHIBIT C TO MSA: FEES AND EXPENSES

1.	Claims Processing
Electronic Claims Processing (includes standard financial reports)

	Claim Volume Tiers	Per Paid Claim Fee
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]

	Universal Claim Form (UCF) entered by Argus	[***]
	Direct Member Reimbursement (DMR)	[***]
processing
entered by Argus
	Adjustments to prior processed claims-	[***]
customer ordered
	IPNS on-line access fee	[***]

2.	Disbursements
	Pharmacy Checks	[***]
	Pharmacy Reconciliation Reports	[***]
	Member Checks, Explanation of checks	[***]
(EOC’s) (includes postage*)

3.	Reporting
RxFocus II (Ad Hoc reporting)
	Set up fee (one time)	[***]
	Per claim	[***]
	Access fee — License &	[***]
Maintenance
	Additional users	[***]

	Argus Standard Management Reports-	[***]
Electronic media
	Paid Claims Data/Transmissions (PCT) in	[***]
existing Argus format- 1 per financial cycle
	Paid Claims Data/Transmissions (PCT) in	[***]
existing Argus format — each additional

Custom Reporting
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit C — Fees and Expenses
HealthSpring/Argus

EXHIBIT C TO MSA: FEES AND EXPENSES

All custom Management & Financial Reports; all PCT’s outside of existing Argus format; all custom RxFocusII and Rebate reports.

	Development of report	[***]
	Production of report- Electronic media	[***]

4.	Rebates Administration
	Rebate Processing tool and reporting	[***]
(quarterly reconciliation)

5.	Clinical Programs
	DUR	[***]
	Administrative Prior Authorizations)	[***]
	Clinical Authorizations	[***]
	Step Therapy	[***]
	Clinical services — quarterly benchmark reports	[***]

6.	Pharmacy Networks
	Use of Argus Pharmacy Networks	[***]
	Desk Top Audits	[***]
	On-site Pharmacy Audits	[***]
	Argus MAC	[***]

7.	Provider and Member Support
	Pharmacy Call Center — non-dedicated line	[***]
	Member Call Center support	[***]

	Tier I calls- 5 minute handling time	[***]
	Tier II calls- 6 minute handling time	[***]

Member Portal- Drug Pricing, Pharmacy Locator, and Claim Search
	License and maintenance	[***]
	Per pre-adjudication	[***]
All other Member Portal components priced on an ad hoc basis

8.	ePrescribing
	Monthly Maintenance Fee	[***]
	Transaction fee	[***]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit C — Fees and Expenses
HealthSpring/Argus

EXHIBIT C TO MSA: FEES AND EXPENSES

9.	Training
	As part of Implementation	[***]
Additional Training
	Standard Classes	[***]
	Special/Custom Training	[***]

10.	Other Services
	Professional Fees/Programming/Conversions	[***]

11.	Part D Services (not specified elsewhere in this exhibit)
	Incremental claims processing fee	[***]
	CMS Reporting	[***]
	CMS Testing	[***]
	PDE	[***]
	Incremental claims processing fee-	[***]
LICS claim adjustment
	LICS Additional Financial	[***]
	DMR Letters	[***]
EOB’s
	EOB Data File	[***]
(available if Argus is not providing EOB services)
Transition Letters
	Print/mail- up to 2 pages/4 images (daily as required)	[***]
	Additional pages	[***]
	Transition Claims Data File	[***]

12.	Out of Pocket Expenses	[***]

Including but not limited to:
• Postage for mailing Management and Financial Reports, Paid Claims Tapes, Inserts, etc.
• Airfreight/overnight letters
• Mailings, inserts
• Stop payment or other fees/bank charges
• Archival retrieval of Claim information
• Maintenance fees for direct access communication lines, VPN support and maintenance
• Travel and expenses related to training beyond implementation days
• Non- electronic media creation
• Mailing to Providers, Clients of Customer
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit C — Fees and Expenses
HealthSpring/Argus

EXHIBIT C TO MSA: FEES AND EXPENSES

13.	MONTHLY MINIMUM	[***]
CLAIMS PROCESSING FEE

*	Effective January 1 of the year following the first calendar year in which Argus EOB’s/Transition Letters/DMR Letters/Pharmacy Checks/Member Checks are produced and each January 1 thereafter, the fee will increase by an amount equal to any increase in the applicable postage rate during the prior calendar year.

**	Subject to change as described in Section 5 of E-Prescribing Services Addendum.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit C — Fees and Expenses
HealthSpring/Argus

EXHIBIT D TO MSA: PERFORMANCE STANDARDS
From the Effective Date of the MSA, Argus shall comply with this Exhibit D. This exhibit does not apply to requests received prior to the first day of the initial Calendar Quarter Reporting Period which begins the first day of the calendar quarter month following execution of this MSA. The performance standards set forth in Exhibit D of the Prior MSA shall continue to apply through the last day of the calendar quarter month prior to the execution of this MSA.
Capitalized terms herein are either defined in Section 3 of this Exhibit D or in the body of the MSA. Customer shall have the right to audit Argus’ performance of the standards herein as described in Section 16 of the MSA.
Argus shall use reasonable commercial efforts to meet the standards described below; provided, however, Argus’ commercial efforts shall not be deemed unreasonable, and payment of a penalty shall not be due, to the extent that (i) Argus’ ability to perform was affected by Customer’s acts or omissions or Customer’s breach of its obligations hereunder or under the MSA or (ii) Argus was complying with Customer’s instructions. Except to the extent that (i) Argus’ ability to perform was affected by Customer’s acts or omissions or Customer’s breach of its obligations hereunder or under the MSA or (ii) Argus was complying with Customer’s instructions, failure to meet a described standard will result in the payment of the described penalty by Argus to Customer after Customer’s timely written demand as provided in Section 2 hereof.
All performance standards provided herein are subject to the Aggregate Maximum Penalty provided below and any such penalties shall be the sole remedy of Customer and the sole liability of Argus for failure to meet the standards provided herein.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

1. Description of Performance Standards, Measurements, and Penalties

	Standard	Measurement	Penalty
1A	System Response Time In a Quarterly Reporting Period, POS average processing time shall be no more than [***].	Processing time begins when a POS claim reaches POS and ends when a POS reply is initiated to the Provider. The tool to measure performance of this standard shall be an internal tracking methodology.	[***] received by Argus during the Quarterly Reporting Period for failure to meet either or both Standard 1A or 1B for the Quarterly Reporting Period.
1B	System Availability In a Quarterly Reporting Period, POS availability shall be at least [***].	Any regularly scheduled downtime for POS shall not be considered unavailable time. The tool to measure performance of this standard shall be an internal tracking methodology.
2	Accuracy in Paid Claims Processing In a Quarterly Reporting Period, accuracy in paid claims processing shall be at least [***].	Argus will determine the accuracy rate by auditing a random sample of claims processed during the reporting period across the Customer’s client and Plan code case and assessing whether the following claims processing rules were followed in accordance with Customer’s Plan Designs when adjudicating the claims: Pricing, Pharmacy, DUR, Deductible, Preauthorization, Duplicate Claim, Member, Prescriber, NDC, Drug Coverage, and Customer and Client claim edits. The number of samples is calculated based on the total claims processed for the reporting and the following criteria: A desired confidence level of [***]. The specific function used for determining the Sample Size is documented by the American Society for Quality and available in Microsoft Excel.	[***] received by Argus during the Quarterly Reporting Period for failure to meet the standard for that Quarterly Reporting Period.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

	Standard	Measurement	Penalty
3A	Pharmacy Average Speed of Answer
	In a Quarterly Reporting Period, [***] of Pharmacy line calls shall be answered within [***], measurement begins when caller selects to speak with a call center associate.	The tools to measure this standard shall be reports generated through tracking software licensed by Argus. Only calls received during hours Argus is to receive call under the MSA apply to these measurements.	[***] received by Argus during the Quarterly Reporting Period for failure to meet either or both Standard 3A or 3B for the Quarterly Reporting Period.
3B	Pharmacy Abandonment Rate
In a Quarterly Reporting Period, the pharmacy line call Abandonment Rate shall not exceed [***]; measurement begins when caller selects to speak with a call center associate. Calls abandoned within [***] are excluded from measurement.
4	Service Response for Trouble Notifications
In a Quarterly Reporting Period, upon notification received by Argus of a potential issue with claims processing from Customer during Argus Business Hours on Argus Business Days:
4A	Investigation Initiation Argus shall begin investigation and resolution within [***] of the time, with the goal of resolving any issue in claims processing within [***].	Using an agreed upon process, the tools to measure performance of this standard shall be an internal tracking methodology.	[***] received by Argus during the [***] for failure to meet either or all 3 standards 4A, 4B, 4C provided however, the penalty shall not be assessed if for that standard, the service response time is not met due to a single failure.
4B	Potential Claims Processing Resolution
	Argus resolution of a potential claims processing issue shall not exceed [***] of the time, unless additional time is allowed by mutual agreement between customer’s originator of the notification and the designated Argus representative.	Same as above	Same as above
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

Standard	Measurement	Penalty
(Resolution is defined as identifying and if reasonably possible, correcting the issue for processing future claims.) In such an instance, compliance with this standard shall be determined according to the mutual agreement. Trouble notifications may include online benefit and pharmacy changes and other changes that do not require hard coding that were entered incorrectly. In addition, all corrective coding related to these issues will be in place and in production within [***] of issue resolution.
4C	Resolution of Critical Service Failure
Argus representative shall contact Customer providing a status, and if available, estimated time for resolution of a potential claims processing issue for critical service failure. Argus agrees to use best efforts to resolve a potential claims processing issue for a critical service failure within [***], however, such resolution shall not exceed [***] unless additional time is allowed by mutual agreement. Trouble notifications for a critical service failure may include, but are not limited to the inability to process POS claims and/or maintain the availability of IPNS applications that are under Argus control.	Same as above	Same as above
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

	Standard	Measurement	Penalty
5	Customer Satisfaction Survey. Argus will agree to survey our Managed Care Customers on an annual basis to assess customer satisfaction with Argus Medicare Part D services. This survey will attempt to determine Argus performance compared to PBA competitors.	As measured by an independent third part surveyor.	[***] received by Argus during the Quarterly Reporting Period for failure to meet Standard
6	Conduct audits of at least [***] of utilizing retail network pharmacies annually. Based on current utilization a [***] allocation between on-site and desktop audits is [***].	Argus will provide a detailed report of Pharmacy Audits on a quarterly basis to be received by Customer [***] from the end of the quarter. Report will include for each category of on-site and desktop information such as audits in progress, audits in dispute, audits completed. Claim detail will be provided upon recoupment of funds due to an audit.	[***] received by Argus during the Quarterly Reporting Period for failure to meet the required audit minimums.
7	Create and transmit to Customer via NDM a PCT for no later than [***] after the end of a Financial Cycle.	The tools used to measure performance shall be internal ARGUS reports tracking the scheduling, execution and transmission of PCTs as compared to the pre-defined delivery dates.	[***] received by Argus during the Quarterly Reporting Period for failure to meet Standard
8	In addition to resolving any issue for processing future claims per the time frames in Standard 4 above, Argus will complete the process, as set forth in Section 3(a) of Exhibit 1 to the Claim Processing and Related Services Addendum, required to correct any claims previously processed in error in the timeframe mutually agreed between Customer and Argus.	Argus will track and report the completion date for correcting claims as compared to the completion date as mutually agreed in writing (email approval from Customer is acceptable).	[***] received by Argus during the Quarterly Reporting Period for failure to meet Standard
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

	Standard	Measurement	Penalty
9	Provide Customer with a report within [***] after the end of each Calendar Quarter Reporting Period (example, report for the month of September is due by November 14) as to whether Argus has met the performance standards (“Performance Guarantee Report”).	Quarterly report emailed to Customer in required timeframe.	[***] received by Argus during the Quarterly Reporting Period for failure to meet Standard
10	Argus will deliver [***] of all transition letters with valid addresses into the USPS mail stream within CMS-established time frames.	Reports generated by Argus’ transition processing listing the number of transition letters sent to its print vendor [***] daily compared to the corresponding report from [***] documenting the delivery date into the USPS mail stream.	In any quarterly period where the target mailing rate of [***] is not achieved, a refund of the transition letter fees relative to those transition letters which were not mailed timely to members which shall not exceed [***]
11	Argus will electronically transmit to Customer correct EOB files no later than the [***] of each month. Argus will process all other files and reports to Customer with correct and accurate information.	For transmission to Customer using Network Data Mover (NDM), the tools used to measure performance shall be the NDM Mine, a software utility maintained by ARGUS. For transmission to Customer via File Transfer Protocol (FTP), the tools used shall be internal tracking of the date the file is posted to FTP for Customer’s retrieval.	(1) For files not transmitted timely, the penalty shall be as follows:
[***] if EOB File not transmitted by the [***].
[***] if the EOB file is not transmitted by the[***].
(2) For files transmitted that contain incorrect information (to be reported by Customer and verified by Argus), [***] received by Argus during the Quarterly Reporting Period.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

	Standard	Measurement	Penalty
12	PDE errors requiring resolution by Argus (cost related errors) should not exceed more than [***] of total PDE’s processed for the benefit plan year.	This error rate will be calculated by Customer and furnished to Argus after the end of the PDE processing period for the benefit plan year and the return of all PDE files from CMS (typically in Q3 of the succeeding calendar year). Argus will have up to [***] from receipt to provide Customer any written dispute of findings.	If Argus fails to achieve this standard, the penalty will be calculated as the lesser of (1) the number of claims over the standard multiplied by the [***] for the benefit plan calendar year.
13	Except as otherwise noted below, for HPMS reports, ARGUS shall provide accurate files through RxFocusII or another query tool the ability for CUSTOMER to generate reports containing data that CUSTOMER is to input into HPMS at least [***] prior to the end of CMS’ due date; provided, however, that this applies only to data that ARGUS maintains on behalf of CUSTOMER and for which CMS gives reasonable notice of needing to report. Any files that Argus finds as defective, which Argus corrects and provides to Customer prior to [***] prior to the end of CMS’ dues date shall be considered accurate. Reports required as of the date of this Agreement are noted below:	Measured by ARGUS through internal reporting tools. For reports transmitted to Customer via email, failure to meet the deliverable date is determined as [***] as evidenced by the email date of receipt by Customer (Note: Failures of email delivery due to any Customer issues shall be excluded.)	[***] received by Argus during the Quarterly Reporting Period for failure to deliver one or more reports within the Quarterly Reporting Period
*Retail, Home Infusion and Long Term Care Pharmacy Access- Section A&B, Annual, [***]
*Access to Extended Days supply at retail, Annual, [***]
Vaccines, Quarterly, [***]
Generic Drug Utilization, Quarterly, [***]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

Standard	Measurement	Penalty
*LTC Rebates, Quarterly, [***]
Drug Benefit Analysis, Monthly, [***] *Delivery method is Customer-specified and may be via NDM (preferred), FTP, or email.
The Aggregate Maximum Penalty for failure the meet the performance standards set forth in this Exhibit D shall be equal to [***]. The Aggregate Maximum Penalty for each benefit plan year shall be calculated quarterly and paid by Argus to extent applicable and not in excess of the Aggregate Maximum Penalty in the manner provided for in the examples attached hereto as Exhibit D-1. The first example illustrates [***]. The second example illustrates [***]. The final example is similar to the second example but reflects [***].
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

Reporting of Performance and Payment of Penalties
Within forty-five (45) days after the end of each calendar month, Argus shall provide Customer with a Performance Guarantee Report showing progress towards the performance standards herein and [***]. Within forty-five (45) days after the end of each Calendar Quarter Reporting Period (example, report for the month of September is due by November 14), Argus shall report to Customer whether Argus has met the performance standards (“Performance Guarantee Report”). [***]. The parties agree to provide appropriate supporting documentation supporting the various measurements noted above. The Performance Guarantee Report shall show applicable penalties for performance periods that have passed. The first Performance Guarantee Report shall be produced within forty-five (45) days after the later of (1) the execution of the MSA and (2) the first full Calendar Quarter Reporting Period of Claims Processing for all converted blocks of business. Within fifteen (15) days after receipt of the Performance Guarantee Report for the last month in a twelve month period, Customer shall provide Argus with written instructions regarding payment of Performance Penalty amounts due. If the MSA is terminated or expires within a calendar year, the penalty shall be pro rated accordingly, provided, however, that no calendar quarter performance standards or penalties shall apply for a calendar quarter that is not at least half over prior to the termination or expiration date.
Customer shall promptly respond to any requests by Argus for information or determinations needed by Argus to perform as set forth herein. Customer shall promptly provide to Argus valid, correct data in Argus’ format and any other information necessary for Argus to fulfill its obligations hereunder. Customer shall reasonably cooperate with Argus as necessary for Argus to fulfill its obligations hereunder. In the event that Customer fails to respond to Argus’ requests or to provide Argus with valid and correct information or data, the applicable standard shall be extended by the number of business days from and including Argus’ request or failure to receive such information or data until Customer has responded or provided such information or data. Argus shall be excused from meeting these standards to the extent Argus’ failure was due to Customer’s failure to meet its obligations hereunder or elsewhere in the MSA, or at the direction of the Customer.
Definitions
The following definitions shall apply to this Exhibit:
Abandonment Rate — This is the ratio of abandoned calls (hang-ups) to the total number of calls received in Argus’ Call Center during Call Center operating hours.
Argus Business Days — These are the week days, Monday through Friday, with the exception of holidays. Standard holidays are New Year’s Day, Memorial Day,
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

Independence Day, Labor Day, Thanksgiving Day and the day after Thanksgiving Day, and Christmas Day. Nonstandard holidays may be determined prior to the beginning of each year if standard holidays occur on or around a weekend day (example, Christmas Day occurs on a Tuesday and the day before Christmas Day is deemed a holiday).
Argus Business Hours — The hours of 8:00 a.m. to 5:00 p.m. Central Time.
POS — This is point of sale.
Quarterly Reporting Period — A Quarterly Reporting Period is a calendar quarter. Each subsequent Quarterly Reporting Period will begin immediately following the end of the previous Quarterly Reporting Period.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

EXHIBIT D1
Benefit Plan Year PG Calculation Examples
[***]
[One page has been omitted and filed separately with the U.S. Securities and Exchange
Commission pursuant to HealthSpring, Inc.’s application requesting confidential treatment.]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit D — Performance Standards
HealthSpring/Argus

EXHIBIT E TO MSA: DISPUTE RESOLUTION PROCEDURE
     1. Negotiation. The parties will attempt in good faith to resolve any issue, dispute, or controversy arising out of or relating to this MSA by negotiation. The following procedures will apply to any such negotiations:
          (a) Notice. A party commences the negotiation process by giving the other party written notice of any dispute not resolved in the ordinary course of business. The notice will expressly state that the notifying party is commencing the negotiation process provided for in this section; identify the issues and the amounts in dispute; and, will be delivered in accordance with Section 20.A of this MSA.
          (b) Meeting. Within 10 Business Days after delivery of the written notice commencing the negotiation process, representatives of both parties will meet in a manner and at a time and place that is mutually acceptable to the representatives involved for the purpose of exchanging relevant information and in an effort to resolve the disputes.
          (c) Representatives. Each party’s representative(s) at any meeting conducted pursuant to this Exhibit E will have authority to resolve the dispute(s) identified in the notice. If a party’s representative intends to be accompanied at any meeting by an attorney, the other party will be given not less than 5 Business Days’ notice of such intention and may also be accompanied by an attorney.
          (d) Termination of Process. If a dispute is not resolved at the initial meeting of the parties’ representatives, the parties may agree to continue the negotiation process by scheduling additional meetings and/or including additional representatives. However, at any time after the first meeting either party may terminate the negotiation process by delivery of written notice to that effect to the other party in accordance with Section 20.A of this MSA.
          (e) Negotiations Not Evidence. Any and all communications and negotiations between the parties pursuant to this Exhibit E are Proprietary Information of both of the parties and will be treated as negotiations of settlement and compromise as provided for in the Federal Rules of Evidence or any state’s rules of evidence. The substance of any such communications and negotiations are not to be tendered or introduced into evidence in any proceeding or litigation between the parties regarding the subject disputes.
     2. Arbitration/Litigation. The parties will continue to operate under this MSA pending the dispute resolution procedure set forth in this Exhibit E, except that a party may terminate this MSA as permitted in the MSA if the other party fails to cure a default or as otherwise permitted in the MSA. Neither party may file suit or commence an arbitration proceeding in accordance with the terms of this MSA until the parties meet as described in Section 1 of this Exhibit E. If a party refuses to meet or if the negotiations are unsuccessful, either party may file suit in a court of competent jurisdiction or commence an arbitration proceeding as described below. The parties must submit an issue or dispute that isn’t resolved as described in Section 1 of this Exhibit E to mandatory arbitration under certain circumstances
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit E — Dispute Resolution Procedure
HealthSpring/Argus

described below. The parties may expressly agree, but are not required, to submit an issue or dispute that isn’t resolved as described in Section 1 of this Exhibit E to arbitration as described below, even if arbitration is not required. The following rules and procedures will govern any mandatory arbitration proceeding or any arbitration agreed to between the parties:
          (a) Place of Arbitration. All arbitration proceedings between the parties will be conducted in St. Louis, Missouri.
          (b) Rules and Administration of Proceeding. Except as specifically modified by the terms of this Exhibit E, any arbitration proceeding will be conducted in accordance with the United States Arbitration Act and the then-effective rules and procedures for commercial arbitration of the American Arbitration Association. To the extent the terms of this Exhibit E conflict with those rules or procedures, the terms of this Exhibit E will prevail.
          (c) Claims and Disputes Involving Less Than [***]. Claims involving disputed amounts less than [***] (whether the amount is raised in the dispute or in a counterclaim) will be heard before a single arbitrator selected in accordance with Section 2(e) below. The hearing on the merits of the parties’ claims and defenses will be conducted within 60 days after the appointment of the arbitrator. The parties will be entitled to the following discovery from each other:
          (i) Up to 10 written interrogatories as provided for in Rule 33 of the Federal Rules of Civil Procedure except that responses to any such interrogatories will be served within 30 days after service of the interrogatories;
          (ii) Up to 10 requests for production of documents and things and for inspection as provided for in Rule 34 of the Federal Rules of Civil Procedure except that responses, including the requested materials to be produced, will be served and/or produced within 45 days after service of the requests;
          (iii) Requests for Admission as provided for in Rule 36 of the Federal Rules of Civil Procedure except that responses to any such requests will be served within 20 days after service of the requests; and
          (iv) Any other discovery agreed upon by the parties or ordered or directed by the arbitrator.
The arbitrator may on the motion of a party or on their own establish different schedules for responding to discovery.
          (d) Claims and Disputes Involving [***] or More. Claims involving disputed amounts of [***] or more (whether that amount is raised in the dispute or in a counterclaim) will be heard before the three-arbitrator panel selected in accordance with Section 2(e) below. The parties will be entitled to the following discovery from each other:
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit E — Dispute Resolution Procedure
HealthSpring/Argus

          (i) Up to 15 written interrogatories as provided for in Rule 33 of the Federal Rules of Civil Procedure;
          (ii) Up to 20 requests for production of documents and things and for inspection as provided for in Rule 34 of the Federal Rules of Civil Procedure;
          (iii) Requests for Admission as provided for in Rule 36 of the Federal Rules of Civil Procedure;
          (iv) Deposition testimony from up to 5 witnesses who are representatives of the other party, plus any expert witnesses of the other party, as provided for in Rule 30 of the Federal Rules of Civil Procedure; and
          (v) Any other discovery agreed upon by the parties or ordered or directed by the arbitration panel.
All discovery disputes and other preliminary matters will be decided by the arbitration panel.
          (e) Selection of Arbitrators. Arbitrators will be selected from the AAA’s roster within 10 Business Days after the AAA provides a list of potential arbitrators to the parties. Each arbitrator will serve strictly in a neutral capacity. Each arbitrator will disclose any facts that might bear upon his or her ability to serve in a neutral capacity to both parties. Any challenges as to the neutrality of an arbitrator will be resolved in accordance with the rules and procedures of the AAA. The following procedures will govern the selection process:
          (a) In matters requiring a single arbitrator, the selection of the arbitrator will be in accordance with AAA’s rules and procedures.
          (b) In matters requiring a panel of three arbitrators, the AAA will submit to the parties a list of 9 qualified potential arbitrators from its roster. If any of the initial 9 potential arbitrators cannot serve because of a conflict or other reason, the AAA will supplement the list so that the parties have a total of 9 potential arbitrators from which to select the panel of 3 arbitrators. Each party will be entitled to strike 3 names from the list. Strikes will be made on alternating basis, with the original claimant making the first strike, followed by the respondent until each party has used all 3 of its strikes. The 3 persons not stricken will serve as arbitrators. Within 5 Business Days after their appointment, the arbitrators will select the chairman of the panel and provide notice of such selection to the AAA and the parties. If a vacancy on the panel arises for any reason, a replacement arbitrator will be selected in accordance with AAA’s rules and procedures.
          (f) Arbitrators’ Limited Power. The arbitrators will have no power to award damages expressly excluded in the MSA. The arbitrators are bound by the limitation of liability, indemnity and other provisions of the MSA and by applicable law.
          (g) Final Award. The final award of the arbitrator or panel of arbitrators, as the case may be, will be in writing, signed by the arbitrators, and will state the basis for the
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit E — Dispute Resolution Procedure
HealthSpring/Argus

decision. In proceedings involving a single arbitrator, the final award will be made within 30 days after the close of the hearing. In proceedings involving a panel of 3 arbitrators, the final award will be made within 30 days after the close of the hearing. The final award will be confidential, except that to the extent necessary to enforce its terms. Either party may obtain a judgment on the award in any state or federal court of competent jurisdiction.
          (h) Arbitration Costs. The parties will share equally any fees or costs of arbitration, except that each party will pay its own attorneys’ fees and out of pocket expenses. If the arbitration relates to an indemnity claim under Section 11 of the MSA, then the arbitration fees and costs, attorneys’ fees and other expenses will be paid as provided in that Section 11.
     3. Injunctive Relief; Intellectual Property; Limitation of Liability. Notwithstanding any other provision in the MSA or this Exhibit E, arbitration may not be used regarding any issue for which injunctive or similar equitable relief is sought by either party, disputes relating to intellectual property or where non-monetary relief is appropriate, or to interpret the enforceability, application or scope of the limitation of liability provisions in the MSA. No arbitrator is vested with authority or jurisdiction to award an injunction or similar equitable relief without the express written consent of the parties directed to the arbitration proceeding.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit E — Dispute Resolution Procedure
HealthSpring/Argus

E-PRESCRIBING SERVICES ADDENDUM
I. DESCRIPTION OF E-PRESCRIBING TRANSACTION PORTAL SERVICES.
     A. Relationship of Argus and Intermediary. Argus has entered into an agreement with [***], an e-Prescribing intermediary (the “Intermediary”), in order to facilitate electronic prescribing and to assist Customer in compliance with its obligations under 42 CFR 423.159, 423.160, and 423.505(b)(6). The parties hereby acknowledge that the Intermediary provides services that allow Participants to (i) access benefit and other information on patients, (ii) transmit e-Prescribing transactions , and (iii) electronically access a patient’s medical history (the “Intermediary Services”). For purposes of this Addendum, Participant means the prescribers, health care providers or facilities, information vendors, or other entities, each of which has entered into a written agreement with the Intermediary or has the right through another entity’s agreement with the Intermediary, to access, provide or communicate information through the Intermediary’s system.
     B. Argus Services (the “e-Prescribing Transaction Portal Services”). Argus hereby agrees to perform the following functions:
(i) Plan and complete implementation activities necessary to allow Participants to access information on behalf of Customer’s Members.
(ii) At times mutually agreed by Argus and Customer, whether scheduled or on request, transmit to the Intermediary information on Customer’s Members (“Member Maintenance”).
(iii) Transmit to the Intermediary other information, including formulary and benefit information, the Intermediary requires to provide its services.
(iv) Respond to requests from the Intermediary to provide Participants with certain information requested for Customer Members (each, an “Encounter”), including, but not limited to prescription claims history (“e-Transaction”).
II. OBLIGATIONS OF ARGUS. Argus hereby agrees to provide the e-Prescribing Transaction Portal Services in a manner consistent with this Addendum and applicable CMS requirements governing e-prescribing.
III. OBLIGATIONS OF CUSTOMER. Customer hereby agrees to the following
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
E-Prescribing Services Addendum
HealthSpring/Argus

obligations:
     A. Member Authorizations and Disclosure Obligations. Customer shall obtain such authorizations from Members as may be required by law in order for Argus to provide the e-Prescribing Transaction Portal Services contemplated by this Addendum. Customer acknowledges and agrees that it is responsible for disclosing to Members any and all matters relating to the e-Prescribing Transaction Portal Services as required by law to be disclosed to the Members.
     B. Access to Information. Customer hereby agrees that Argus shall have the right to access and distribute information relating to the e-Prescribing Transaction Portal Services as provided in this Addendum. Customer shall provide Argus with all information necessary for Argus to meet its obligations under this Addendum. Argus will rely on the completeness, accuracy and timeliness of this information.
     C. Customer Acknowledgments. Customer hereby acknowledges that (i) it does not and will not obtain ownership rights in any of the intellectual property utilized in the provision of the e-Prescribing Transaction Portal Services and the Intermediary Services, (ii) the ability of Argus to provide the e-Prescribing Transaction Portal Services is subject to the provision of Intermediary Services by the Intermediary, (iii) the agreement between Argus and the Intermediary may allow the Intermediary to access, inspect and audit all data and records relating to the e-Prescribing Transaction Portal Services and Customer hereby consents to any such audits by the Intermediary, (iv) Customer has consented to the implementation of connectivity with the Intermediary and the exchange of information on behalf of its Members, (v) Customer will provide Argus with accurate and updated Member information, (vi) Argus will be using industry-standard transactions for each Encounter, and (vii) Argus has no responsibility for how each Encounter interacts with a Participant’s e-Prescriber’s system.
IV. ADDITIONAL SERVICES. In the event Customer requests non-standard services relating to the e-Prescribing Transaction Portal Services in an amount which Argus determines to be unreasonable or excessive, the parties will mutually agree upon the fee to charge Customer before such customized or additional services are provided.
V. TERMINATION OF SERVICES. Argus shall notify the Customer in writing in the event its agreement with the Intermediary expires, terminates or is otherwise altered in a manner that will prohibit Argus from providing the e-Prescribing Transaction Portal Services as provided herein. Upon receipt of such notification and except as otherwise agreed to by the parties, this Addendum will be null and void and neither party will have any additional obligations under this Addendum except that this termination shall not relieve Customer of paying Argus the fees listed herein for e-Prescribing Transaction Portal Services provided prior to receipt of such notification. Either party may terminate this Addendum upon [***] written notice to the other party; provided, however, [***].
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
E-Prescribing Services Addendum
HealthSpring/Argus

CLAIMS PROCESSING AND RELATED SERVICES
ADDENDUM TO MSA
I. DEFINITIONS. The capitalized terms used in this Addendum shall have the meaning set forth in the MSA or another addendum to the MSA.
II. CLAIMS PROCESSING AND RELATED SERVICES. For the initial and renewal terms of the MSA, Argus shall provide the services selected by Customer.
     A. CLAIMS PROCESSING. Argus shall maintain IPNS® files, Process Claims, make post-Processing itemizations and disbursements, allow on line IPNS® inquiry and modification, provide decision support, and maintain records all as set forth on Exhibit 1 to this Addendum.
     B. DRUG UTILIZATION REVIEW (“DUR”). Argus shall (a) review and monitor the cost effectiveness, interaction and resulting therapeutic implications of various drugs, (b) alert Contracted Pharmacies to products that conform to a formulary, and (c) provide information for Customer to enforce the therapy restrictions of Programs. Argus will maintain specific Claims data in the DUR database for as long as Argus in its sole discretion determines is necessary to conduct DUR edits.
     C. RxFOCUS II®. Argus shall provide to Customer a proprietary electronic remote system that allows customers to (a) do ad hoc claim review and business analysis from certain data contained in IPNS®, (b) define and make Claim and, if applicable, DUR inquiries with respect to such data, (c) customize reports by exporting such data into other applications, and (d) using RxFocus II execute predefined queries on certain data to generate reports. RxFocus data shall be available on-line for twenty-four (24) months from the prescription fill date. Such data shall be available on archived media for a period of five (5) years from such fill date but only for as long as the MSA has not terminated or expired.
     D. PHARMACY CALL CENTER. Argus shall make its call center available to Contracted Pharmacies (through an Argus toll-free number) for Claims Processing assistance such as verifying eligibility, inquiring regarding submission of Claims, and obtaining clarification regarding DUR Messages. The Pharmacy Call Center is a toll-free point of contact for Contracted Pharmacies open 24 hours per day, 7 days per week.
     E. MEMBER CALL CENTER. Argus shall make its call center available to Members. The Member Call Center is a toll-free point of contact for Members open 24 hours per day, 7 days per week.
     F. MEMBER ACCESS 2.0. Argus shall provide a tool to facilitate Member’s access, via Customer’s website, to access the following information: Pharmacy
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Claims Processing and Related Services Addendum
HealthSpring/Argus

Locator- Members can locate Contracted Pharmacies that they are eligible to use (pharmacy name, city, state and zip code) and can locate Pharmacies via a closest proximity search, including maps and driving directions; Pharmacy Claim information and Pharmacy Deductible information- A Drug Information Center is included whereby Members can access a drug dictionary or search for drugs by a condition name; within the Drug Information Center is a drug interaction component. A Drug Pricing/Pre-adjudication component is included, whereby a Member can search to determine if a specific drug is covered under their prescription benefit, and if so, the price information for the drug.
III. OTHER SERVICES. As determined mutually by Argus and Customer and as applicable to the Program, Argus shall provide Clinical Information Services and Consulting Services. Clinical Information Services provide Customer with (a) information that will assist Customer in analyzing usage of selected drugs and in planning therapy protocols, and (b) an edit system designed to electronically enforce the protocols of Customer. Consulting Services provide Customer with advice including without limitation advice with respect to use of IPNS® data in the administration of Programs.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Claims Processing and Related Services Addendum
HealthSpring/Argus

EXHIBIT 1 TO
CLAIMS PROCESSING AND RELATED SERVICES
ADDENDUM TO MSA
1. Maintaining IPNS® Files. As defined in the implementation process, Argus may maintain the following files:
(a)	a Customer provided group file specifying the benefits for each employer group;

(b)	a Customer provided Member file containing identification numbers, names, dates of coverage and additional information;

(c)	a Customer-provided Pharmacy file containing NPI or other identification numbers, names and additional information;

(d)	a listing of checks to be issued to pharmacies in Customer networks. Customer-provided Prescriber file containing NPI names, and additional information;

(e)	a NDC file containing industry and Customer provided information about prescription drugs covered by the Program;

(f)	a product file containing UPC’s, other industry information, and Customer provided information about healthcare products; and

(g)	a Claims history file containing information about the Processing of Claims through IPNS®. Customer provided information for the initial files for a Program must be received in Argus Format sufficiently in advance as determined by Argus of the date Argus is to begin to Process Claims.
2. Processing Claims. When the initial IPNS® files have been created and Program Specifications have been programmed into IPNS®, Argus shall begin Processing Claims on behalf of Customer. Argus shall have no responsibility to Process Claims not submitted in Argus Format. Customer acknowledges and agrees that Argus has no responsibility to interpret Programs to resolve coverage issues and is merely applying the Program Specifications programmed into IPNS® to submissions of Claims. Argus may direct Contracted Pharmacies or Members to contact Customer for resolution of issues.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit 1 to Claims Processing and Related Services Addendum
HealthSpring/Argus

3. Making Post-Processing Itemizations and Disbursements.
(a)	Length of Financial Cycle and Notice of Disbursement Amounts. Financial Cycles for Argus Networks shall occur [***]. Financial Cycles for Customer Networks shall occur as mutually agreed by Argus and Customer; provided, however, that Financial Cycles are subject to change at Argus’ discretion if Argus believes such changes are desirable for compliance with one or more prompt pay or other laws or regulations. Within three (3) business days after the end of a Financial Cycle Argus shall prepare and forward to Customer on a media acceptable to Argus or electronically a Funding Request in the form of a Payment Register or Check Register. Customer will promptly advise Argus of any errors or discrepancies in the Funding Request of which Customer knew or reasonably should have known. Argus shall also prepare an itemization of Claims accepted and shall forward such itemization on media acceptable to Argus or electronically (1) to Contracted Pharmacies in the form of a remittance advice; and (2) to Customer in the form of a Paid Claims file. [***].

(b)	Mailings and Disbursements to Providers. Argus may at Customer’s request include inserts in or arrange separate mailings to Participating Pharmacies or others. Argus shall for each Financial Cycle make disbursements of amounts due to Contracted Pharmacies or to Members, provided however, that Customer shall have promptly reviewed the Funding Request to verify funding requirements, advised Argus of any errors or discrepancies, and timely completed electronic transfer of Customer funds to the appropriate Argus disbursing account (collectively, “Predisbursement Activity”). Customer shall complete all Predisbursement Activity for each Financial Cycle. Argus shall not be required to make any disbursements if Customer has failed to perform all Predisbursement Activity or if Argus determines that the funding amount is incomplete or in error. By choosing to make disbursements in
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit 1 to Claims Processing and Related Services Addendum
HealthSpring/Argus

the absence of the occurrence of all Predisbursement Activity, Argus is not waiving Customer’s obligations herein.

(c)	Funding of Disbursements to Contracted Pharmacies. Customer shall complete transfer of funding to the appropriate Argus account within [***] after the Financial Cycle. These deadlines are subject to change at Argus’ discretion if Argus believes such changes are desirable for compliance with one or more prompt pay or similar laws or regulations. In the event that any undisputed amounts (as determined by Predisbursement Activity) due to Contracted Pharmacies in Argus Networks hereunder are not received by Argus by the due date, Customer shall pay to Argus a late charge (to be invoiced monthly by Argus) at the annual percentage rate of Prime multiplied by the number of days until such amounts are paid in full. Argus shall be entitled to all earnings on all disbursing accounts.

(d)	General Disbursement Matters. Customer and Argus will cooperate with the other party when Argus desires to make adjustments in reimbursements to Contracted Pharmacies to correct erroneous disbursement amounts, and Customer represents, warrants and agrees that it has not and will not in its communications or contracts with Contracted Pharmacies limit any right to make such adjustments. Customer acknowledges that (a) Argus may utilize a lockbox account to manage amounts received by Customer for disbursements, and (b) financial institutions that provide lockbox services may not review notations on funding instruments. Therefore, Customer shall not conditionally or restrictively endorse instruments used to fund disbursement accounts, and Argus shall not be bound by any such endorsements. Argus shall be entitled to withhold from amounts to be disbursed to Contracted Pharmacies and, if applicable, Members any amounts due Argus from Customer under this MSA. Argus may apply all funds received by Customer toward amounts due to Contracted Pharmacies in the Argus Network for Claims Processed hereunder prior to applying Customer funds toward any other Customer obligation.
4. Allowing On-Line IPNS® Inquiry and Modification. Argus shall allow Customer online access to certain IPNS® files as are agreed to from time to time by Argus and Customer so that Customer designated users may view and make certain changes in IPNS® files and the Program Specifications.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit 1 to Claims Processing and Related Services Addendum
HealthSpring/Argus

5. Decision Support.
(a)	Management Reports. Argus shall electronically provide Customer with reports Customer selects from the then current Argus’ Standard Management Report Library. Management Reports pertain to the utilization of benefits under a Program. Changes to report selection shall not occur more frequently than quarterly and must be made forty-five (45) days prior to the end of the quarter after which the report will be prepared.

(b)	Financial Reports. Argus shall electronically provide Customer with one (1) report of a standard Financial Report covering each Financial Cycle and summarizing Claims Processing activity and related information. Customer may select the form of Financial Report from Argus’ Standard Financial Report Catalog.
6. Recordkeeping. Claims Processing data shall be available on line for thirteen (13) months from the date of loading of a Claim. Claims Processing data shall be archived media for a period of six (6) years from the date the data are no longer available on line but only for as long as the MSA and this Addendum are both in effect, except that Claims Processing data for claims processed under CMS programs will be archived as described on the appropriate Regulatory Addendum. Customer understands and agrees that Argus does not retain copies of Paid Claims files, remittance advices, Management and Financial Reports, and other documents and materials forwarded pursuant to this MSA to Customer, Pharmacies, Members or others.
7. [***]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit 1 to Claims Processing and Related Services Addendum
HealthSpring/Argus

PHARMACY NETWORK SERVICES
ADDENDUM TO MSA
1. DEFINITIONS. The capitalized terms as used in this Addendum shall have the meanings stated in the MSA or another addendum to the MSA.
2. PARTICIPATION IN NETWORK.
2.1 Participation in Argus Network. For the initial term of the MSA, Customer agrees to Disbursements to Participating Pharmacies in accordance with the network rates set forth in Schedule A hereof.
2.2 Advertisement. Customer agrees that an Argus Pharmacy may use Customer’s name for the purpose of informing Members and the general public that the Argus Pharmacy participates in a Network.
2.3 Fees. Argus shall be allowed to charge fees to Argus Pharmacies.
3. ARGUS PHARMACY NETWORK SERVICES.
3.1 Pharmacy Network Administrative Services. When an Argus Pharmacy participates in a Network, Argus shall: (a) receive Claims in Argus IPNS® Format through IPNS® at the point-of-sale from the Argus Pharmacy or such other means authorized in writing by Argus, (b) verify on-line that a Member is Eligible, (c) process Claims, (d) report whether a Claim received through IPNS® is Paid, Denied, Reversed or Rejected, (e) prepare and distribute Remittance Advices monthly and mail Disbursements within ten (10) days of the end of a Financial Cycle or other time period as agreed upon by the Argus Pharmacy, (f) provide access through a toll-free telephone number to an Argus Help Desk (the Argus Help Desk will not provide any professional advice with respect to the provision of Pharmacy Services), and (g) provide Processing Messages, including, if required by a Client, Drug Utilization Review Messages and Formulary information.
3.2 Argus Pharmacy Information. Argus shall maintain information as to the identity and location of Argus Pharmacies in elected Networks and provide Customer with access and density studies.
3.3 Drug Classification/Pricing. Customer agrees to accept the AWP price source(s) (as defined previously) selected by Argus for purposes of pricing and classifying (e.g., legend vs. over-the-counter, brand vs. generic) drugs in connection with this Addendum. Argus warrants that it has developed brand and generic rules based on elements provided by First DataBank, including Generic Name Indicator, Innovator Indicator, and NDA/aNDA information and may infrequently override such rules when they would result in assigning a value that is inconsistent with what is commonly recognized and
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Pharmacy Network Services Addendum
HealthSpring/Argus

broadly used in the marketplace. Additionally, Customer agrees, except as noted below, to accept any one of Argus’ MAC lists, as amended from time to time in Argus’ discretion in connection with this Addendum. Argus warrants that presently Argus utilizes fully transparent pass-through pricing on a per prescription basis with no pharmacy spreads or zero balance billing features on all pharmacy networks selected by Customer in Schedule A and further agrees to inform the Customer of any networks a Customer might choose to use whereby the Participating Pharmacy is reimbursed at a different rate than that charged to the Customer. Argus agrees to confer with Customer and consider changing a drug classification as requested by Customer.
3.4 Member Authorizations and Disclosure Obligations. Customer shall obtain such authorizations from Members as may be required by law in order for Argus to provide the services contemplated by this Addendum. Customer acknowledges and agrees that it is responsible for disclosing to Members any and all matters relating to the Program as required by law to be disclosed, including any matter relating to the calculation of copayments, coinsurance amounts, deductibles or any other amounts that are payable by a Member in connection with the Program.
3.5 Network Audits. Argus shall perform audits of the books and records of Argus Pharmacies for Claims paid pursuant to this Addendum. Audit objectives and performance shall be in accordance with Argus’ standard audit guidelines and policies and applicable CMS Part D compliance requirements, including without limitation, audit selection, data collection, on-site procedures, and post audit procedures, which may be amended in Argus’ sole discretion from time to time. Argus will report to Customer any findings specific to Customer. Argus agrees that Customer, or its authorized agent or representative, and/or state and/or federal officials (“Customer Auditors”), at their sole expense, shall have the right to audit Argus Pharmacies for Claims paid under Argus Pharmacies utilized by Customer. On-site audits will be conducted during normal business hours. Audit objectives and performance shall be in accordance with all applicable state and/or federal regulatory requirements. Argus Pharmacies shall cooperate with Customer Auditors, and provide access to any of the Argus Pharmacy’s books, records, prescription files, and signature logs pertaining to Customer claims. Customer, at its sole expense, may reproduce any such record; provided, however, that no original copy may be removed from the Argus Pharmacy. Upon request by Customer, all overpayments shall be processed and claims adjusted by Argus and all overpayments shall be returned to the Customer.
3.6 [***]
4. OBLIGATIONS OF ARGUS PHARMACIES. Argus shall require Argus Pharmacies or their Intermediaries to enter into an agreement with terms substantially in the form attached hereto as Exhibit 1.
5. CONFIDENTIALITY. Argus is authorized to disclose this Addendum and Customer Proprietary Information to Argus Pharmacies as Argus deems necessary to
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Pharmacy Network Services Addendum
HealthSpring/Argus

operate the Argus Network, including without limitation, information pertaining to coverage of Medications under Programs and to specific Pharmacy Services rendered to individual Members.
6. LIABILITY. Argus does not direct or exercise any control over the professional judgment exercised by any pharmacist in dispensing prescriptions or otherwise providing pharmaceutical related services at Contracted Pharmacies. The Contracted Pharmacies are independent contractors and Argus shall have no liability to Customer, any member or any other person or entity for any act or omission of any Contracted Pharmacy or its agents or employees. All remedies and limitations set forth in the Agreement, including all limitations of warranties and liability, shall also apply to the performance by the parties of their obligations pursuant to this Addendum.
7. CHANGE IN LAW. If there is any change in Federal or state law or regulation (including the interpretation of existing laws or regulations by a court or administrative agency), and in consequence thereof, Argus is required to increase payments for formulary medications to Contracted Pharmacies in the applicable jurisdiction under its provider agreements, the network fees set forth above will be increased by the same amount as required by such change.
8. CUSTOMIZED ALGORITHMS. As mutually agreed by Argus and Customer, Argus will develop customized payment algorithms for specific Participating Pharmacies identified by Customer. The custom Network shall be completed following receipt by Argus of requirements for development. Fees for development of a custom network shall be mutually negotiated.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Pharmacy Network Services Addendum
HealthSpring/Argus

EXHIBIT 1 TO
PHARMACY NETWORK SERVICES
ADDENDUM TO MSA
OBLIGATIONS OF PARTICIPATING PHARMACIES. Argus shall use its reasonable efforts to include in Argus’ Agreement with Participating Pharmacy or its Intermediary the following obligations or obligations of Participating Pharmacy similar thereto:
1. Filling Prescriptions. Argus Pharmacy shall accept Disbursements at rates set forth in the applicable ANA and shall fill prescriptions for Covered Medications presented by Members.
2. Verifying Eligibility and Validity of Prescription. Argus Pharmacy shall not submit a Claim to Argus until it has preliminarily determined that Member is Eligible and that the prescription is valid and signed by a licensed Prescriber.
3. Submitting Claims. Argus Pharmacy shall submit each on-line Claim to Argus in Argus Format for Processing. In the event that the Claim cannot initially be transmitted on-line, Argus Pharmacy shall make reasonable attempts to retransmit the Claim. If such retransmission fails, Argus Pharmacy shall call the Argus Help Desk through its toll-free number, as soon as reasonably practical, to make acceptable alternative arrangements to submit the Claim in Argus Format.
4. Communicating with the Member. If the Claim is Rejected or Denied, Argus Pharmacy shall promptly inform Member.
5. Collecting Copayments. Argus Pharmacy shall charge and collect from Member the applicable amount, which is the lesser of (a) the Usual and Customary Charge or (b) the applicable Copayment. In no event shall Argus Pharmacy collect any amount less than or greater than such amount.
6. Providing Generic Substitution. Argus Pharmacy shall fill prescriptions with Generic Substitutes so long as such substitutes (a) are in accordance with Pharmacy Laws and Pharmacy Standards; (b) are available at less cost than non-generic medications; (c) comply with the applicable Formulary; (d) are in compliance with the Prescriber’s directions.
7. Passing Sales Tax Remittances onto the Taxing Authorities. Argus shall require Argus Pharmacies to inform Argus in Argus Format of the proper amount of all federal, state and local sales taxes, assessments and/or similar fees (“taxes”) payable with respect to any sales of Covered Medications to Member. Customer or Member, as appropriate, shall pay such taxes when applicable. Argus shall prohibit Argus Pharmacies from seeking reimbursement, and from submitting or seeking to collect, from Argus or Customer (a) any amounts for taxes or charges other than sales taxes; or (b) any amounts
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit 1 to Pharmacy Network Services Addendum
HealthSpring/Argus

of which Argus was not informed with the electronic submission of a Claim for Processing. Argus shall require Argus Pharmacies to assume the responsibility of making payments to the appropriate taxing authorities of the amount of sales tax remittances received from Argus. In no event shall Argus be liable for any such taxes or the calculation thereof.
8. Recordkeeping. Argus Pharmacy shall maintain pharmacy records and data relating to its responsibilities under its agreement with Argus for a period of time and in a manner consistent with Pharmacy Standards and Pharmacy Laws.
9. Providing Services Fairly. Argus Pharmacy shall not refuse to provide Pharmacy Services under a Program or attempt to disenroll any Member. Argus Pharmacy shall not discriminate against Members because of race, national origin, color, gender, marital status, sexual orientation, religion, medical condition, source of payment, or participation in any Program.
10. Making Covered Medications Available. Argus Pharmacy shall use its best efforts to maintain an adequate supply of Covered Medications.
11. Maintaining Data Transmission Capabilities. Argus Pharmacy shall provide and maintain at its expense the equipment, software, and communications network transmission capabilities necessary to submit Claims in Argus Format and to receive Processing Messages, DUR Messages, and Formulary information.
12. Accreditation and Licensure. Argus Pharmacy and each on-staff pharmacist shall maintain good standing with all federal, state, and local regulatory bodies and shall maintain the licenses and certifications required by Pharmacy Laws to provide Pharmacy Services to Members.
13. Professional Liability Insurance. Argus Pharmacy shall maintain in full force and effect throughout the term of its participation in the ANA minimum primary professional liability insurance in amounts agreed to by Argus and Argus Pharmacy or its Intermediary.
14. Audits of Argus Pharmacy Records. Argus Pharmacy shall give Argus, Customer, and/or third parties designated by Argus or Customer the right, for the term of Argus Pharmacy’s participation in the ANA and for an agreed-to period thereafter or such lesser or greater time as is required by law, upon reasonable prior notice to Argus Pharmacy or its Intermediary at reasonable times during regular business hours, to review, audit, examine, and reproduce any of the Argus Pharmacy’s books, records, prescription files, and signature logs pertaining to Claims submitted to Argus. Alternatively, Argus Pharmacy shall provide records or copies of records requested by Argus, Customer, or their third party designees within a reasonable period of time from the date of a written request for such records.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit 1 to Pharmacy Network Services Addendum
HealthSpring/Argus

15. Use of Name and Address. Argus Pharmacy shall allow Customer to use the name and addresses of Argus Pharmacies in informational brochures or other publications provided to Members or potential Members.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Exhibit 1 to Pharmacy Network Services Addendum
HealthSpring/Argus

SCHEDULE A TO SERVICES ADDENDUM TO MSA FOR
PHARMACY NETWORK SERVICES
CUSTOMER ELECTION OF ARGUS NETWORK
The capitalized terms used in this Schedule are defined in Exhibit A to the MSA. For the selected network schedule to apply, Argus must receive Claims in Argus Format at point of sale from Contracted Pharmacy. Customer understands that Argus Pharmacies may terminate their participation in an Argus Network upon six months notice, or as otherwise negotiated, and thus that the composition of the Network selected by Customer may change during the term of this agreement. The Argus Network pricing established herein represents the rates targeted for contract negotiations with Argus Pharmacies. Argus warrants that Customer will receive the benefit of any and all rates negotiated for Customer even to the extent that contracted rates result in lower reimbursements than indicated in the rates set forth below. Argus agrees that Participating Pharmacies that elect to participate in the pharmacy network developed by Argus and utilized by Customer shall be reimbursed in accordance with the contracted rates. Adherence with the contracted rates shall be measured by Customer through an audit right, including the use of a third party auditor, to verify Argus’ adherence to the transparency and pass through pricing objectives.
Network Reimbursement Rates for Argus Pharmacies
Retail Network paid on a per-claim, pass through, and lesser of the AWP discount, Usual and Customary (U&C) or MAC
•	Brand [***]

•	Brand Dispensing Fee — [***]

•	Generic [***]

•	Generic Dispensing Fee — [***]
Mail Order Network paid on a per-claim, pass through, and lesser of the AWP discount or MAC
•	Brand [***]

•	Generic [***]

•	Dispensing Fee — [***]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Schedule A to Services Addendum to MSA for Pharmacy Network Services
HealthSpring/Argus

Retail — Extended Supply Network (also known as “90 Days at Retail”) paid on a per-claim, pass through, and lesser of the AWP discount, Usual and Customary (U&C) or MAC
•	Brand [***]

•	Dispensing Fee -[***]

•	Generic [***]

•	Dispensing Fee — [***]
Specialty Pharmacy paid on a per-claim, pass through basis
•	Brand [***]

•	Generic [***]

•	Dispensing Fee — [***]
Long Term Pharmacies paid on a per-claim, pass through, and lesser of the AWP discount or MAC if applicable
•	Brand @ [***]

•	Generic Effective Rate @ [***]

•	Dispensing Fee — @ [***]

*     Notes
[***]
[Three pages have been omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to HealthSpring, Inc.’s application requesting confidential treatment.]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Schedule A to Services Addendum to MSA for Pharmacy Network Services
HealthSpring/Argus

MANUFACTURER REBATE PROCESSING SERVICE
ADDENDUM TO MSA
1. DEFINITIONS. Certain capitalized terms as used in this Addendum shall have the meaning stated herein, or in the MSA or another addendum to the MSA.
2. DESCRIPTION OF SERVICES. For the initial and renewal terms of the MSA, Argus will establish and maintain system capabilities for (a) entering certain variables to which Argus and Customer agree pertaining to the terms of manufacturer rebate contracts to which Customer is a party, (b) performing mathematical calculations using such variables to determine rebate amounts due Customer from manufacturers, (c) generating standard Manufacturer Rebate Reports available from Argus on quarterly basis, and (d) generate monthly rebate estimates based on Customer’s manufacturer rebate contracts.
System capabilities include:
•	Argus Rebate Processing System — Supports on-line entry of terms of rebate contracts between a manufacturer and Customer such as general contract terms, calculation rules, and covered drugs. A Contract Summary Report may be printed for each contract entered on-line.

•	Argus Rebate Report Cycle — Supports calculation of rebate amounts and generation of reports and/or data files that may be sent to manufacturers. Reports and files include:
•	Variance Report — Compares values generated during prior reporting period to values generated during current reporting period. The purpose of this report is to provide a quality control/reasonability check for the chosen reporting period.

•	Manufacturer Invoice Reports — each contracted manufacturer, reports calculated rebate amounts.

•	Market Share Analysis Report — Shows all rebates calculated as due from each manufacturer that bases rebate payment on market performance.

•	Rebate Utilization Flat File — Contains rebateable claims for a given manufacturer and is based on the NCPDP Manufacturer Rebate Utilization, Plan, and Formulary Flat File Standard.
3. TRAINING. Argus shall provide Customer with up to three (3) days’ training in loading the terms of manufacturer rebate contracts. Such training will be at no additional charge if conducted at Argus. Otherwise, Customer shall reimburse Argus reasonable and customary out-of-pocket expenses.
4. IMPLEMENTATION AND VERIFICATION. Customer is responsible for understanding the terms of its existing rebate contracts with manufacturers and identifying targets to be used in the testing, verification and reconciliation process. In
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Manufacturer Rebate Processing Service Addendum
HealthSpring/Argus

general, during contract entry, Customer should compare existing agreements with manufacturers to the Contract Summary Report produced from the Argus Rebate Processing System. Throughout the term of this Addendum, Customer will participate in the verification of reports and data generated by the Argus system and the reconciliation of differences in contract set up and calculation assumptions between Customer’s current system and the Argus system.
5. RECORDKEEPING. Rebate contract information shall be available on-line for so long as the manufacturer rebate contract and this Addendum are both in effect. Such information shall be available on archived media for a period of ten (10) years from the rebate contract effective date, or longer if required by law. In the event of a termination of the MSA, Argus shall provide the applicable information to Customer to maintain in accordance with all applicable regulatory requirements.
6. CONFLICTS. If there is any conflict between any provision of this Addendum and the MSA or another addendum, the provisions of this Addendum shall govern. Except as expressly modified herein, the terms of the MSA govern the services
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Manufacturer Rebate Processing Service Addendum
HealthSpring/Argus

MEDICARE PART D
REGULATORY ADDENDUM TO MSA
     This Addendum is to the Management Services Agreement (“MSA”) effective as of January 1, 2009, between Argus Health Systems, Inc. (“Argus”), a Delaware corporation having its principal place of business at 1300 Washington Street, Kansas City, Missouri 64105-1433 (“Argus”), and HealthSpring of Tennessee, Inc., a Tennessee corporation; HealthSpring of Tennessee, Inc., a Tennessee corporation d/b/a HealthSpring of Illinois; Texas HealthSpring, LLC, a Texas limited liability company; HealthSpring Life & Health Insurance Company, Inc., a Texas insurance company; HealthSpring of Florida, Inc., a Florida corporation; and HealthSpring of Alabama, Inc., an Alabama corporation (each individually and collectively referred to herein as “Customer”). The effective date of the Addendum is January 1, 2009 (the “Effective Date”).
     WHEREAS, in connection with the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”), Customer submitted to the Centers for Medicare and Medicaid Services (“CMS”) an application to become a Part D plan sponsor and offer a Medicare Part D plan as set forth in the Medicare Prescription Drug Benefit Plan Final Rules contained in 42 CFR Parts 422 and 423 (“PDP Final Rules”);
     WHEREAS, Argus has agreed to serve as a subcontractor for Customer in connection with Customer’s Medicare Part D plan as set forth in the MSA and this Addendum; and
     WHEREAS, certain provisions are required to be included in the agreement between Customer and its subcontractors with respect to Customer’s Medicare Part D plan as mandated by CMS and the PDP Final Rules.
     In consideration of the mutual promises herein and in the MSA, Argus and Customer agree as follows:
     1. The capitalized terms used in this Addendum shall have the meanings stated herein, in the body of Appendix 1 hereto, or in the MSA or another addendum to the MSA. Otherwise terms used in this Addendum shall have the meanings stated in 42 CFR Parts 422 and 423. References to Appendix 1 shall include Appendix 1 and all attachments thereto. References to Addendum shall include this Addendum and Appendix 1. Appendix 1 is incorporated herein by this reference.
     2. Customer has entered into a written agreement with CMS as required by the PDP Application or MA-PD Application (the “CMS Contract”), pursuant to which Customer will be approved as a Part D plan sponsor to offer a Medicare Part D plan.
     3. Appendix 1 to this Addendum shall apply to the services Argus is to provide to Customer to assist Customer in fulfilling its obligations under its Medicare
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

Part D plan. It is the understanding of the parties that each provision in Appendix 1 is required by CMS to be included herein in accordance with the CMS Contract. The parties agree that any provision not required by CMS to be included herein shall not be binding on Argus.
     4. To the extent that the provisions of Appendix 1 attached hereto conflict with any other provisions of the MSA, the provisions of Appendix 1 shall supersede the conflicting provisions of the MSA.
     5. As consideration for the additional services provided hereunder, Customer will pay to Argus the fees set forth in Exhibit C to the MSA. Any amounts due to Argus from Customer shall be paid by Customer consistent with the invoicing and payment terms set forth in the MSA. Customer agrees that if Customer fails to pay on or prior to the due date any amount owing to Argus hereunder, Argus shall have all rights and remedies for non-payment or delay in payment specified in the MSA. Customer acknowledges and agrees that certain obligations hereunder are subject to further CMS refinement and instructions. Customer agrees that in the event the Act, the CMS Contract, CMS instructions, or other applicable laws and regulations are modified through amendment, addition, deletion, or otherwise after the execution of this Addendum in such a way that materially alters the rights or obligations of Argus hereunder, Customer and Argus will attempt to equitably adjust the terms of this Addendum to take such modification(s) into account. If the parties are unable to agree upon an equitable adjustment within thirty (30) days after Argus notifies Customer of the need for such an equitable adjustment, Argus shall have the right to terminate this Addendum effective at the end of the coverage year in which the request for equitable adjustment was made.
     6. Argus represents and warrants that it currently provides pharmacy benefit administration services including the following functions: (i) adjudication and processing of pharmacy claims at the point of sale; (ii) negotiation with pharmacies for discounts, or other price concessions on prescription drugs; (iii) administration and tracking of enrollees’ drug benefits in real time; (iv) coordination with other drug benefit programs, including, for example, Medicaid, state pharmaceutical assistance programs, Medigap, or other insurance; (v) develops and maintains a pharmacy network; (vi) operates an enrollee grievance intake process; and (vii) performs customer service functionality that includes serving seniors and persons with a disability.
     7. This Addendum shall be coterminous with the MSA, and shall remain in full force and effect for so long as the MSA remains in full force and effect, subject to the termination rights of the parties set forth in the MSA and this Addendum. In the event the MSA or Customer’s CMS Contract is terminated or expires after the Effective Date of this Addendum, this Addendum will terminate concurrently with the termination or expiration of the MSA or Customer’s CMS Contract. Customer will notify Argus in writing immediately upon termination or expiration of Customer’s CMS Contract.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

Termination of this Addendum shall not affect any rights or obligations, including obligations to pay fees hereunder that accrued prior to the effective date of termination.
     8. Customer agrees that during the term of this Addendum, and any renewals hereof, Argus shall have the exclusive right to provide to Customer the services described in this Addendum.
     9. This Addendum may be modified only by a written agreement signed by the authorized representative of each party. No Argus or Customer employee is authorized to vary, amend, or supplement the terms of this Addendum by any oral statement or written representation that is not signed by an authorized representative of Argus or Customer, respectively.
     10. Each party represents and warrants that it has the necessary power and authority to enter into this Addendum and to consummate the transactions contemplated hereby.
     The parties have caused this Addendum to be executed by their respective duly authorized officers or agents as of the date set forth below.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

SIGNATURE PAGE

ARGUS HEALTH SYSTEMS, INC			HEALTHSPRING OF TENNESSEE, INC.

By:	/s/ Jonathan Boehm		By:	/s/ Gerald V. Coil

	Printed Name: Title: Date:	Jonathan Boehm President		Printed Name: Title: Date:	Gerald V. Coil Secretary February 26, 2009

HEALTHSPRING OF TENNESSEE, INC d/b/a HEALTHSPRING OF ILLINOIS
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title: Date:	Secretary February 26, 2009

TEXAS HEALTHSPRING, LLC
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title: Date:	Secretary February 26, 2009

HEALTHSPRING OF ALABAMA, INC.
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title: Date:	Secretary February 26, 2009

HEALTHSPRING OF FLORIDA, INC.
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title: Date:	Secretary February 26, 2009

HEALTHSPRING LIFE & HEALTH INSURANCE COMPANY, INC.
By:	/s/ Gerald V. Coil
	Printed Name:	Gerald V. Coil
	Title: Date:	Secretary February 26, 2009

Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1
MEDICARE PART D REGULATORY PROVISIONS
A. General Provisions. Argus agrees, and will require any of its subcontractors, including pharmacies, to agree as follows: (references to subcontractors in this “General Provisions” section shall refer to Argus and Argus’ subcontractors, including pharmacies)
1.	Claims data and information provided in connection with this Addendum is used for purposes of obtaining Federal funds. Subcontractor agrees that it is bound by 45 CFR Part 76 and represents and warrants that it is not excluded by the Department of Health and Human Services Office of the Inspector General or by the General Services Administration.

2.	In accordance with 42 CFR 423.505(k)(3), subcontractor must certify to Part D sponsor (based on best knowledge, information, and belief) the accuracy, completeness, and truthfulness of the claims data related to payment.

3.	In accordance with 42 CFR 423.505(i)(1), 42 CFR 423.562(a)(4), and 42 CFR 422.504(i)(1), notwithstanding anything to the contrary agreed to by the parties, Customer maintains ultimate responsibility for adhering to and otherwise fully complying with all terms and conditions of its CMS Contract and for ensuring that subcontractor satisfies its obligations under Customer’s Medicare Part D plan.

4.	In accordance with 42 CFR 423.505(e)(2), 42 CFR 423.505(i)(2), 42 CFR 422.504(e)(2), and 42 CFR 422.504(i)(2)(ii), HHS, the Comptroller General, or their designees have the right to inspect, evaluate, and audit any pertinent contracts, books, documents, papers, and records, including medical records, of the subcontractor involving transactions related to Customer’s CMS Contract or that pertain to any aspect of services performed, reconciliation of benefit liabilities, and determination of amounts payable under Customer’s CMS Contract. Only Customer or its designees shall have direct access to Argus for these purposes, and Argus will make such books and records available for such inspection, evaluation, and audit through Customer. With respect to all other downstream entities, HHS, CMS, the Comptroller General, and their designees shall have direct access (e.g., on site access) to such downstream entities, and the downstream entities will make such books and records directly available to HHS, CMS, the Comptroller General, or their designees for such inspection, evaluation, and audit. This right exists through ten (10) years from the final date of this Addendum’s termination date or from the date of completion of any audit, whichever is later.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

5.	In accordance with 42 CFR 423.505(g)(1), 42 CFR 423.505(i)(3)(i), and 42 CFR 422.504(g)(1)(i), the Member shall not be held liable for payment of any fees that are the legal obligation of Customer.

6.	In accordance with 42 CFR 423.505(i)(3)(ii) and (i)(4)(ii) and 42 CFR 422.504(i)(3)(ii) and (i)(4)(ii), in the event CMS or Customer determines that a subcontractor has not performed satisfactorily under this Addendum, the delegated activities and reporting responsibilities of the subcontractor may be revoked or otherwise subject to the default provisions as set forth in the Agreement agreed to with Customer.

7.	In accordance with 42 CFR 423.505(i)(3)(ii) and (i)(4)(iii) and 42 CFR 422.504(i)(3)(ii) and (i)(4)(iii), Customer will establish and maintain ongoing monitoring and oversight of all aspects of subcontractor’s performance of its obligations in connection with Customer’s Medicare Part D plan.

8.	In accordance with 42 CFR 423.505(i)(3)(ii) and (i)(4)(iv) and 42 CFR 422.504(i)(3)(ii) and (i)(4)(v), subcontractor shall comply with all applicable Federal and State laws, regulations, and CMS instructions.

9.	Subcontractor agrees to participate in Customer’s Medicare Part D plan under the terms and conditions agreed to by the parties. Any such services or other activity performed by subcontractor in connection with Customer’s Medicare Part D plan shall be consistent and comply with Customer’s CMS Contract as required by 42 CFR 423.505(i)(3)(iii) and 42 CFR 422.504(i)(3)(iii).

10.	Subcontractor will support and comply with applicable electronic prescription standards as mutually agreed to by the parties to assist Customer in compliance with its obligations under 42 CFR 423.159, 423.160, and 423.505(b)(6).

11.	In accordance with 42 CFR 423.505(d) and 42 CFR 422.504(d), subcontractor agrees to maintain for ten (10) years, books, records, and documents related to the performance of its obligations with respect to Customer’s Medicare Part D plan.

12.	Subcontractor agrees to comply with all applicable State and Federal privacy and security requirements, including the requirements of 42 CFR 423.136, 42 CFR 423.505(b)(14), 42 CFR 422.504(a)(13), and 42 CFR 422.118, which require that for any medical records or other health and enrollment information subcontractor maintains with respect to Members, subcontractor will do the following:
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

a.	Abide by all applicable Federal and State laws regarding confidentiality and disclosure of medical records or other health and enrollment information of Members. With respect to information that identifies a particular Member, subcontractor will have procedures that specify: (1) for what purpose the information is used within the organization; and (2) to whom and for what purposes it discloses the information outside the organization;

b.	Ensure that medical information is released only in accordance with applicable Federal or State law or under court orders or subpoenas;

c.	Maintain the records and information in an accurate and timely manner; and

d.	Ensure timely access by enrollees to the records and information that pertain to them.
13.	To the extent applicable in a subcontract, Argus agrees that it shall make available to Customer via the my Argus website an annual attestation that it has upon initial hire and annually thereafter reviewed the OIG/GSA exclusion databases to ensure that no manager or employee administering Medicare Part D benefits is excluded from Federal health care programs. Argus hereby agrees that in the event an employee or manager is identified as excluded from Federal health care programs immediate corrective action will be taken to ensure that such employee will not thereafter be directly or indirectly involved in the administration of Medicare Part D benefits.

14.	In accordance with 42 CFR 423.505(b)(21) and to the extent applicable in a subcontract and effective January 1, 2010, subcontractor acknowledges the CMS requirement that any prescription drug pricing standard used to reimburse pharmacies based on the cost of the drug will be updated on January 1 of each contract year and at least every seven (7) days thereafter.

15.	In accordance with 42 CFR 423.520 and to the extent applicable in a subcontract effective January 1, 2010, subcontractor acknowledges the CMS requirement that Part D plan sponsors pay network pharmacies (other than mail-order and long-term care pharmacies) for clean claims within (a) fourteen (14) days for electronic claims, and (b) thirty (30) days for any other claims.

16.	In accordance with 42 CFR 423.505(b)(20) and to the extent applicable in a subcontract and effective January 1, 2010, subcontractor acknowledges
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

the CMS requirement that allows long term care pharmacies to have not less than thirty (30) days, but not more than ninety (90) days, to submit Part D claims for reimbursement.
B. Delegated Responsibilities.
1.	In accordance with 42 CFR 423.505(i)(3) and (i)(4) and 42 CFR 422.504(i)(4)(i), the following specifies the delegated activities and reporting responsibilities of Argus:
Argus shall be responsible for performing the services specified in the MSA to the extent they supplement and are not inconsistent with this Addendum.

In addition, Argus shall be responsible for performing the services set forth in the following Appendices in the manner set forth in the corresponding Appendix:

Appendix 1-A	Claims Processing and Data Management
Appendix 1-B	Coordination of Benefits
Appendix 1-C	Pharmacy Networks
Appendix 1-D	Provider Call Center
Appendix 1-E	Drug Utilization Management
Appendix 1-F	Quality Assurance
Appendix 1-G	Intentionally Omitted
Appendix 1-H	Transition Member Notice Services
Appendix 1-I	Part D Member Customer Service
Appendix 1-J	Explanation of Benefits File
Appendix 1-K	Reporting and Data Files
2.	It is expressly understood that in delegating authority to Argus to perform these functions, Customer shall retain overall authority, responsibility, and accountability for such functions. Argus has been engaged as an independent contractor and not as a fiduciary of Customer.

3.	Customer acknowledges that it has the sole authority to control and administer its Medicare Part D plan. Nothing herein shall be construed or deemed to confer upon Argus any responsibility for or control over the terms or validity of Customer’s Medicare Part D plan.

4.	Customer shall provide Argus with information necessary for Argus to meet its obligations under this Addendum, including the plan benefit design, processing parameters and other information regarding healthcare coverage for Members. This information must be in writing, complete and
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

accurate and provided timely. Argus may rely on the completeness and accuracy of this information.

5.	Customer will obtain CMS approval in a timely manner of all materials requiring CMS approval (including but not limited to letter templates, forms, website content) and will provide such approved materials to Argus to utilize in connection with the services hereunder. Argus will have no obligation to provide required materials unless and until Customer provides the CMS approved materials to Argus. Changes to any such materials (including file format, specifications, etc) required by CMS or Customer after such materials are loaded in the Argus system may incur an additional fee.

6.	Subject to Customer’s approval and a pre-delegation audit, Argus may subcontract out the obligations set forth herein provided that such subcontractor agrees to perform the services as set forth herein and provided that the subcontractor agrees to the “General Provisions” substantially in the form set forth in Appendix 1, Section A, of this Addendum. Customer hereby acknowledges and agrees that Argus is currently subcontracting to, and will continue to subcontract to, [***].

7.	Argus is authorized by Customer to perform the functions specified herein. Customer agrees that it has or will obtain such authorizations from Members as may be required by law in order for Argus to provide the services contemplated by the MSA and this Addendum.

8.	Customer acknowledges and agrees that it is responsible for disclosing to Members any and all matters relating to its Medicare Part D plan as are required by law to be disclosed, including but not limited to any matter relating to the calculation of copayments, coinsurance amounts, deductible or any other amounts that are payable by a Member, grievance and appeal procedures, and complaint processes.

9.	Customer acknowledges and agrees that it is responsible for notifying Members of expected uses and disclosures of the Member’s protected health information in plain language containing sufficient detail to advise the beneficiary of the uses and disclosures permitted or required, as well as the Member’s rights and Customer’s duties with respect to such information.

10.	To the extent that compliance with CMS requirements would require Argus to conduct activities outside the scope of services set forth herein or in the event CMS modifies existing requirements in such a way as to require changes in Argus’ systems or operations as set forth herein (including, but not limited to, changes in EOB form or file format,
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

changes in reporting format or requirements), Customer shall pay Argus a mutually negotiated fee for such activities.

11.	In the event Customer requests non-standard services, forms, materials or documents, or standard services, forms, materials or documents in an amount which Argus determines to be unreasonable or excessive, the parties will mutually agree upon the fee to charge Customer before such customized or additional services are provided.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-A
CLAIMS PROCESSING AND DATA MANAGEMENT
1.	On-Line Claims Processing. Argus will provide a real time on-line claims processing system to adjudicate drug claims submitted by network pharmacies on behalf of Members. Argus agrees that the on-line claims system will operate according to the following standards:
a.	[***] response within 4 seconds;

b.	[***] of all claims paid with no errors; and

c.	[***] system availability.
Customer acknowledges and agrees that these standards may be adjusted pending the impact of TrOOP system interfaces with the on-line claims processing system as determined by CMS.

Customer further acknowledges and agrees that scheduled maintenance for IPNS® (the on-line claims system) will be excluded from the calculation of system availability. Scheduled maintenance shall not exceed [***] per month.

2.	Paper Claims Processing. Argus agrees to provide a paper claims processing system designed to pay claims submitted by non-network pharmacies on behalf of Members. Argus agrees that the paper claims system will operate according to the following standards:
a.	[***] of claims requiring no intervention will be handled within [***];

b.	[***] of claims requiring intervention will be handled within [***]; and

c.	[***] of all manually keyed claims, if entered by Argus, will be paid with no errors.
3.	Tracking True Out-of-Pocket Costs (TrOOP). Argus’ IPNS® will accept and maintain data provided with respect to Member’s true out of pocket (TrOOP) costs.

4.	Data Processing and Management System Requirements. Argus agrees that its data management processes and data systems will be capable of accomplishing the following:
a.	Collection of data in either an NCPDP or X12 format in accordance with the Health Insurance Portability and Accountability Act of 1996, and
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Amended & Restated MSA
Medicare Part D Regulatory Addendum
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regulations issued thereunder (“HIPAA”). The data to be collected will encompass quantity, type, and costs of pharmaceutical prescriptions filled for Members and will be linked to Medicare beneficiary identification numbers (HIC#);

b.	Submission of prescription drug claims information for Members for Part D drug prescriptions in the format required by CMS, using batch submission processes. Data to be submitted will encompass quantity, type, and costs of pharmaceutical prescriptions filled for Members and will be linked to Medicare beneficiary identification numbers (HIC#);

c.	Submission of data to CMS via the Medicare Data Communications Network (MDCN) in compliance with CMS requirements;

d.	Performance of data edit and quality control procedures to help ensure accurate and complete prescription drug data;

e.	Correction of all data errors identified by CMS;

f.	Collection of data for dates of service within the coverage period with a 3-month close-out window for the submission of remaining unreported claims data;

g.	Provision of additional information for the purposes of reconciliation of risk factors, low income subsidy payments, reinsurance payments, and risk corridor as required by CMS; and

h.	Sending and receiving claims data for third party payers from the CMS contractor that will serve as the clearinghouse for all Part D beneficiary outpatient drug claims.
5.	System Description. Argus agrees that it will have available for CMS inspection a complete description of the claims adjudication system including:
a.	Hardware and software;

b.	Operating system;

c.	MediSpan or First Data Bank database, including number of iterations saved;

d.	Number of sites processing claims (including disaster recovery back-up system); and

e.	System volume in covered lives, including the number of transactions the system can support per day and per hour.
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Amended & Restated MSA
Medicare Part D Regulatory Addendum
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6.	System Testing. Argus agrees to have a testing process to identify and correct plan configuration errors prior to implementation and to document the manner and extent to which it has performed such testing.

7.	Policies and Procedures.
a.	Claims Adjudication: Argus agrees that it will have available for CMS upon request policies and procedures that include a complete description and flow chart detailing the claims adjudication process for each of the following:
i.	Contracted network pharmacies

ii.	Out-of-network pharmacies

iii.	Paper claims

iv.	Batch-processed claims

v.	Manual claim entry (e.g., for processing direct member reimbursement)
b.	Claim Detail Management: Argus agrees that it will have available for CMS upon request policies and procedures that include a complete description of claim detail management, including:
i.	The length of time that detailed claim information is maintained online (which will not be less than 12 months);

ii.	The data storage process after it is no longer online; and

iii.	The length of time that detailed claim information is stored when it is no longer online (which will not be less than 10 years).
c.	Claim Data Access/Retrieval: Argus will provide claims data to Customer in accordance with this Addendum. Customer acknowledges and agrees that it will be Customer’s obligation to maintain and retrieve such data and to have available for CMS upon request policies and procedures that include a complete description of the accessibility of the following information for data capture purposes and a flow chart of the claims data retrieval process for each of the following:
i.	Entire claims history file

ii.	Encounter data required by state mandates
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Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

iii.	Encounter data required by alternate funding sources

iv.	Out-of-pocket maximum/deductible files
d.	Claim Overpayments/Underpayments: Argus and Customer agree that they will each have available for CMS upon request policies and procedures that include a description of how overpayments and underpayments to pharmacies, as well as enrollees (Members), are handled and recovery procedures for each respective organization as applicable.

e.	Disputed Claims: Argus and Customer agree that they will each have available for CMS upon request policies and procedures that include a complete description of procedures surrounding disputed claims, for each respective organization as applicable, including the following:
i.	The steps that a pharmacy and/or enrollee (Member) must follow to dispute a claim reimbursement;

ii.	The average amount of time needed to resolve a claims dispute; and

iii.	Turnaround time standards for dispute resolution.
8.	LICS Services: Argus will provide to Customer the capability to reallocate the cost-sharing between the Customer and its Members those results from a change in a Member’s LICS status (“LICS Member”). For the date range applicable to the change in LICS status, the LICS Claim Adjustment process may include selection of Part D claims and will include readjudication of Part D Claims to determine and modify the reallocation of the cost-sharing between the Customer and the Member and Part D-specific fields such as TrOOP; provide the vehicle to reimburse the Member for any overpayments the Member previously made to the pharmacy and identify underpayments by the Member; and provide an audit trail of LICS Claim Adjustments. No adjustment will be made to amounts associated with the reimbursement to a pharmacy. Customer acknowledges and agrees that requirements for the service may change based upon CMS guidance and industry practice, and, in such case, Argus will work with Customer to determine the impact of such changes.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-B
COORDINATION OF BENEFITS
The parties acknowledge and agree that in accordance with 42 CFR 423.464, Customer is required to comply with administrative processes and requirements established by CMS to ensure effective exchange of information and coordination between Customer and SPAPs, Medicaid programs, group health plans, FEHBP, military coverage (including TRICARE), Indian Health Services, Federally qualified health centers, rural health centers, and other health benefit plans or programs that provide coverage or financial assistance for the purchase or provision of Part D drugs on behalf of Members, as CMS may specify. Upon Customer’s request, Argus will reasonably cooperate with Customer in its coordination of benefit services required by CMS. Argus will not impose fees on entities that are unrelated to the cost of the coordination of benefits.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-C
PHARMACY NETWORKS
Argus will provide Customer with access to Argus’ national network of pharmacies as described herein and in the Services Addendum to MSA for Pharmacy Network Services for Customer’s national service area. Customer will provide Argus no less than one hundred twenty (120) days notice of intent to modify the service area(s). The following applies to pharmacy networks Argus provides with respect to Customer’s Medicare Part D programs in Customer’s service area:
1.	Any Willing Provider. In accordance with 42 CFR 423.120(a)(8)(i) and 42 CFR 423.505(b)(18), Argus agrees to have a standard contract whereby any willing pharmacy in Customer’s service area may access the standard contract and participate as a network pharmacy by accepting such standard contract. In addition, in accordance with 42 CFR 423.120(a)(5), with respect to long-term care pharmacies in Customer’s service area, Argus agrees to offer standard contracting terms and conditions, including performance and service criteria for long-term care pharmacies that CMS specifies. Argus further agrees to offer standard contracting terms and conditions conforming to the model addendum that CMS develops to all I/T/U pharmacies in Customer’s service area in accordance with 42 CFR 423.120(a)(6). Notwithstanding the foregoing, terms and conditions may vary, particularly with respect to payment terms to accommodate geographical areas (e.g., rural pharmacies) or different types of pharmacies (e.g., mail order and retail), provided that all similarly-situated pharmacies are offered the same standard terms and conditions. In no event will Argus require a pharmacy to accept insurance risk as a condition of participation in the network. 42 CFR 423.120(a)(8)(ii).

2.	Credentialing. The credentialing process of network pharmacies may be reviewed by Customer, and Customer may audit the credentialing process on an ongoing basis. 42 CFR 422.504(h)(4)(iv).

3.	Customer’s Right to Approve, Suspend, or Terminate Network Pharmacy. In accordance with 42 CFR 423.505(i)(5), Argus agrees that Customer retains the right to approve, suspend, or terminate any arrangement with a pharmacy. Additional fees may apply if such non-approval, suspension, or termination of a pharmacy from the network requires creation and maintenance a customer specific network in IPNS®.

4.	Prompt Payment of Claims. Subject to receipt of funds from Customer, Argus will pay clean claims submitted by network pharmacies on behalf of Members within the timeframes required by Law.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

5.	Required Contract Provisions for All Network Pharmacies. Argus agrees that its standard contracts with network pharmacies will include all of the provisions contained in Section A “General Provisions” of Appendix 1. In addition, Argus agrees that its standard contracts with network pharmacies, whether retail, mail order, long term care (LTC), home infusion (HIT), and Indian Health (I/T/U) will include all required CMS provisions. A copy of such provisions will be provided to Customer upon written request.

6.	Pharmacy Access.
a.	Argus agrees to provide a contracted pharmacy network consisting of pharmacies in Customer’s service area that meet the following access requirements in accordance with 42 CFR 423.120(a)(1) and (2):
i.	Urban: At least ninety percent (90%) of Members, on average, in urban areas in Customer’s service area live within two (2) miles of a network pharmacy that is a retail pharmacy, I/T/U pharmacy, or pharmacies operated by Federally Qualified Health Centers and Rural Health Centers. Urban areas are five-digit zip codes in which the population density is greater than 3,000 persons per square mile.

ii.	Suburban: At least ninety percent (90%) of Members, on average, in suburban areas in Customer’s service area live within five (5) miles of a network pharmacy that is a retail pharmacy, I/T/U pharmacy, or pharmacies operated by Federally Qualified Health Centers and Rural Health Centers. Suburban areas are five-digit zip codes in which the population density is between 1,000 and 3,000 persons per square mile.

iii.	Rural: At least seventy percent (70%) of Members, on average, in rural areas in Customer’s service area live within fifteen (15) miles of a network pharmacy that is a retail pharmacy, I/T/U pharmacy, or pharmacies operated by Federally Qualified Health Centers and Rural Health Centers. Rural areas are five-digit zip codes in which the population density is less than 1,000 persons per square mile. Customer acknowledges and agrees that concerning this rural access standard, there may be several states for which the standard will be impossible or impracticable to meet given the lack of infrastructure. Customer acknowledges that CMS will be identifying these states and agrees that the rural access requirement above will be excepted in such states.
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Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

Argus will demonstrate the pharmacy access requirements above based on a computation using 100% of Member counts by zip code (as provided to Argus by Customer).
b.	Argus may (but is not required) to have non-retail pharmacies, including pharmacies offering home delivery via mail-order and institutional pharmacies in its network in accordance with 42 CFR 423.120(a)(3).

c.	Argus agrees that its pharmacy network will provide adequate access to home infusion pharmacies consistent with written CMS policy guidelines and other CMS instructions in accordance with 42 CFR 423.120(a)(4).

d.	Argus agrees that its pharmacy network will provide convenient access to long-term care pharmacies and I/T/U pharmacies consistent with written CMS policy guidelines and other CMS instructions in accordance with 42 CFR 423.120(a)(5) and (6).

e.	Argus will provide an electronic list to Customer of all contracted pharmacies in accordance with CMS requirements along with related GeoAccess services as required to support all necessary regulatory filings.
7.	The parties hereby acknowledge and agree that in order to meet access requirements, certain pharmacies may require Customer to comply with additional provisions set forth in the respective pharmacy contracts. Such provisions shall be mutually agreed to by Argus and Customer and, in the event Customer objects to such provisions and the respective pharmacies are not included in the network, Argus shall not be required to comply with the access requirements contained herein with respect to the type(s) and/or area(s) of such pharmacy(ies) whose terms were objectionable to Customer; provided, however, that Argus shall continue to utilize good faith efforts to comply with such access requirements by negotiation agreements with other applicable pharmacies.

8.	Customer acknowledges and agrees that it shall have and maintain an adequate transition plan in accordance with CMS requirements.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-D
PROVIDER CALL CENTER
Argus will make available to pharmacies and providers a toll-free call center number to respond to inquiries from pharmacies regarding a Member’s drug benefit, including such operational areas as claims processing, benefit coverage, claims submission, and claims payment.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-E
DRUG UTILIZATION MANAGEMENT
In accordance with 42 CFR 423.505(b)(6) and 42 CFR 423.153(b), Argus agrees as follows:
Upon Customer’s request and as mutually agreed to by the parties, Argus will provide drug utilization management programs designed to meet CMS requirements, which may include incentives to reduce costs when medically appropriate such as encouragement of generic utilization and policies and systems to assist in preventing over-utilization and under-utilization of prescribed medications (such as compliance programs designed to improve adherence/persistency with appropriate medication regimens, monitoring procedures to discourage over-utilization through multiple prescribers or multiple pharmacies, quantity versus time edits, early refill edits). Customer acknowledges and agrees that it is the ultimate decision maker on drug utilization management programs. Argus shall adhere to and participate in utilization management programs adopted by Customer as mutually agreed to by the parties, and shall abide by the decisions made in accordance therewith.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-F
QUALITY ASSURANCE
In accordance with 42 CFR 423.505(b)(6) and 42 CFR 423.153(c), Argus will provide the following quality assurance services in an effort to reduce medication errors and adverse drug interactions and improve medication use:
1.	Require pharmacies contracted with Argus for Part D (“Argus Part D Network Pharmacies”) to comply with minimum standards for pharmacy practice as established by the states.

2.	Require Argus Part D Network Pharmacies to offer patient counseling to Members, when appropriate.

3.	Provide an automated concurrent drug utilization review system for claims submitted electronically at the point of sale via IPNS® that checks for the following (“DUR”):
a.	Potential drug therapy problems due to therapeutic duplication;

b.	Age/gender-related contraindications;

c.	Over-utilization and under-utilization;

d.	Drug-drug interactions;

e.	Incorrect drug dosage or duration of drug therapy;

f.	Drug-allergy contraindications; and

g.	Clinical abuse/misuse.
4.	Require Argus Part D Network Pharmacies to review DUR messages as they are received via IPNS® and to use professional judgment as to whether action is required.

5.	Require Argus Part D Network Pharmacies to implement a method for maintaining up-to-date Member information, such as, but not limited to, Member demographic information and Member allergy information (drug and food).

6.	Upon Customer’s request and as mutually agreed to by the parties, provide retrospective drug utilization review services in order to identify patterns of inappropriate or medically unnecessary care among Members or associated with specific drugs or groups of drugs. Such services may include a comprehensive analysis of patient drug profiles and a focused review of a specific drug class or therapeutic category.
Customer acknowledges and agrees that it is the ultimate decision maker on quality assurance programs and that it agrees to the quality assurance services set forth herein.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-G
INTENTIONALLY OMITTED
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Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-H
TRANSITION MEMBER NOTICE SERVICE APPENDIX
1. DESCRIPTION OF SERVICES. In order to aid the Customer in satisfying requirements for transition notices to members as described in CMS’s document titled “Transition Process Requirements for Part D Sponsors — April 2006” issued on April 4, 2006, Argus will provide the services described herein provided that Customer has elected to use Argus’ standard transition logic module in establishing its Part D benefits.
a. TRANSITION CLAIMS DATA FILE. On a daily basis, Argus will electronically transmit to Customer an Argus Standard Transition Claim Data File. The file will include claims activity for the prior business day for each Customer Member for whom a claim was paid under the transition logic; provided however, that there are no critical errors detected for either the claims or the Member. The same file will be used to create the letters. Claims determined to have a critical error will be included in a Transition Error File.
b. TRANSITION LETTER PRINT AND MAIL.
i. Argus Transition Letter Specifications. Argus will provide to Customer a PDF version of the Standard Argus Transition Letter which has been developed in accordance with CMS guidelines. It will be the responsibility of the Customer to obtain any necessary approvals from CMS. Argus Transition Print/Mail specifications and development include:
•	Development for standard transition supply member notification letter, including: programming, project management, business analysis, documentation, print development, creative design services, and artwork creation

•	File transmissions

•	Laser printing of 2 pages (4 images)

•	Monochrome print

•	Duplex mode

•	Portrait format

•	English or Spanish versions based on language indicator in Customer-provided eligibility file
ii. Argus Transition Letter Production.
•	A letter will be produced and mailed with 3 business days for each Customer Member for whom a claim was paid under transition logic provided there are no critical errors associated with that claim.
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Amended & Restated MSA
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HealthSpring/Argus

•	Print processing will adhere to USPSP Coding Accuracy Support System (CASS), postal bar coding, and electronic postal sorting.

•	First-class presort postage will be applied.

•	Letter will be folded and stuffed in a number 10 envelope.
c. MEMBER COMMUNICATIONS VIEWER AND RECORDS AVAILABILITY.
i. Member Communications Viewer. Through the MyArgusOnline™ website, Argus will provide on-line access to PDFs of each Argus Transition Letter for [***], beginning with the month in which the Transition Letter is created. The Transition Letter Viewer Application will allow the Customer to view and access transition letters by Member, view a list of available transition letters for a Member, and print a transition letter using Adobe Acrobat Reader®. In accordance with the systems access provisions of the MSA, Customer shall inform Argus of the authorized users, of additions and deletions to the list of users, and shall ensure that Access Information is not provided to users not designated to Argus.
ii. Transition Letter Long-Term Storage. Each Argus Transition Letter PDF will be archived for a period of ten (10) years from the date the Argus Transition Letter PDF is no longer available on-line unless otherwise agreed between Argus and Customer.

[***Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been separately filed with the Commission.]
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-I
PART D MEMBER CUSTOMER SERVICES
In accordance with the member customer services set forth in the MSA, Argus will make available to Customer’s Part D Members a toll-free customer service call center number that is open during the business hours and days of the week stated below, providing Member customer telephone services, in accordance with Argus’ standard business practices. Argus will comply with the following in providing such services:
1.	At least [***] prior to the beginning of a calendar month, Customer will provide Argus with the anticipated call volume for such calendar month. Based on this information, Customer and Argus will mutually agree on a Maximum Call Limit which equals or exceeds the anticipated call volume. [***]. The Maximum Call Limit is the maximum number of calls Argus can receive within a calendar month in order to meet a performance level of answering [***] of Part D Member customer service calls within [***] during the hours required by CMS for Member call center availability. Unless otherwise agreed to by Argus, Customer hereby agrees that the actual number of calls provided to Argus will not exceed [***] of the anticipated call volume for any calendar month.

2.	Call center will operate during the days of the week and hours as stated below. During these times, to the extent possible, Argus shall log calls into the Customer’s tracking application. Calls shall be identified as Tier I and Tier II based on the phone number on which the call is routed to Argus.
Member Call Center
•	Specified Hours for receipt of all Customer’s Member calls: a) the time period commencing at 8:00 p.m. Central Time and ending at 8:00 a.m. Central Time each Customer business day, Monday through Friday; b) every week-end commencing at 8:00 p.m. Central Time Friday and ending the subsequent Monday at 8:00 a.m. Central Time.

•	Specified Hours for receipt of a portion of Customer’s Member calls: the time period commencing at 8:00 a.m. Central time and ending at 8:00 p.m. Central Time each Customer business day.
3.	Call center staff will answer Members’ questions on the Customer’s benefit plan, including, but not limited to, co-payments, deductibles, network pharmacies, and current TrOOP status;
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Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

4.	Call center will establish and maintain an explicit process for handling Members’ complaints in accordance with Customer’s instructions;

5.	Call center itself, or through contracted services, will provide service to non-English speaking and hearing impaired beneficiaries; and

6.	Call center will perform Administrative Prior Authorizations as described below, for the fees stated in Exhibit C (Section 5) of the MSA. Customer shall provide Argus with no less than two (2) weeks written notice of its desire to terminate Prior Authorization services described herein.

7.	Administrative Prior Authorizations. As determined mutually by Argus and Customer, Argus shall provide administrative prior authorizations using a predefined set of criteria established by the Customer that allows manual intervention to authorize paying a claim that would otherwise be rejected by the Customer’s edits. Such authorizations include, but are not limited to, Refill Too Soon, Changed Dosage or Directions, and Vacation Supply. Customer acknowledges and agrees that Argus’ review will be a non-discretionary review based on the objective written criteria and instructions received from Customer and the limited amount of patient information available to Argus. Argus will not undertake, and is not required hereunder, to make an independent determination of medical necessity or appropriateness of therapies or to make diagnoses or substitute Argus’ judgment for the professional judgment and responsibility of the physician.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-J
EXPLANATION OF BENEFITS (“EOB”) DATA FILE
Argus will provide the following EOB services:
1.	EOB DATA FILE. No later than [***], Argus will electronically transmit to Customer an Argus Standard EOB Data File. The file will include claims activity and accumulator information (e.g., TrOOP balance) for the prior calendar month (“Prior Month”) for each Customer Member enrolled in Medicare Part D.

2.	FORMULARY CHANGE INFORMATION APPLICATION (“FCIA”). Argus will provide a tool for Customer to enter information pertaining to Part D formulary changes to be included in the designated area of the Argus EOB. Argus will provide training material that provides Customer with information regarding use of the FCIA.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

APPENDIX 1-K
REPORTING AND DATA FILES
1.	RxFocus II Reporting — As mutually agreed, Argus shall supply such demographic, encounter, and cost data as Customer may require to perform its disclosure, planning, reporting, administrative, supervisory, and other functions required under the CMS Contract and under applicable State and Federal laws and regulations by making such data available on-line to customer through Argus’ reporting tool service.

2.	Customer-specific Reports — As mutually agreed, Argus will prepare for Customer reports as specified by Customer based upon such data. Such reports will be submitted to Customer electronically or on paper in a mutually agreed upon format.

3.	Reports for Services Selected — Based on the services provided by Argus under this Addendum as selected by Customer, Argus will provide the following reports (which are not available through Argus’ on-line reporting tool service):
1.	Medication Therapy Management Data — In the event Argus and Customer mutually agree upon Medication Therapy Management (MTM) programs, Argus will report information related to such MTM programs as mutually agreed upon.

2.	Disputes — In the event Argus is providing member grievance intake services under this Addendum, Argus will report at a frequency specified by CMS the number of grievances in the aggregate forwarded to Customer as set forth in the applicable appendix for member grievances.

3.	Rebate Report — In the event Argus is providing rebate contracting services to Customer under this Addendum, Argus will provide the report(s) specified by CMS as set forth in the applicable appendix to this Addendum.
Such reports shall be submitted to Customer electronically or on paper in a mutually agreed upon format.

4.	Price and Pharmacy Network Files — Argus will prepare and transmit to CMS or CMS’ designated contractor pricing and pharmacy network information files for Customer’s Part D plans to be publicly reported www.medicare.gov. Customer will submit formulary and pharmacy network updates to Argus in accordance with Argus’ documented schedule for any changes Customer desires
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Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus

included in the submission to CMS.

5.	Prescription Data Event File (“PDE”) — On a mutually agreed schedule, Argus will prepare and transmit to CMS or CMS’ designated contractor, PDE files in the form and format required by CMS. Argus will provide Customer with reports and documentation to be used in reconciling the PDE. Argus and Customer will mutually work in good faith to reconcile any PDE discrepancies.
Copyright 2009 by Argus Health Systems, Inc. All Rights Reserved. All of the information on this page constitutes a trade secret, privileged or confidential information, as such terms are interpreted under the Freedom of Information Act and applicable case law.
Amended & Restated MSA
Medicare Part D Regulatory Addendum
HealthSpring/Argus